UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2015 – March 31, 2016

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2016

Vanguard Strategic Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangement.	27
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard Strategic Equity Fund	3.38%
MSCI US Small + Mid Cap 2200 Index	5.06
Mid-Cap Core Funds Average	3.97
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$30.82	$28.42	$0.507	$2.967

1

Chairman’s Letter

Dear Shareholder,

Amid considerable stock market volatility, Vanguard Strategic Equity Fund returned 3.38% for the six months ended March 31, 2016. The fund’s benchmark, the MSCI US Small + Mid Cap 2200 Index, returned 5.06%, and the average return for its peers was 3.97%.

Anyone hoping that the financial markets might become a bit more settled after the Federal Reserve’s long-anticipated rate increase—announced December 16—would have been disappointed. Stocks retreated from December through mid-February before rebounding to finish the period higher. These sharp shifts led investors to favor safer assets, a trend that generally benefited larger-capitalization stocks and more defensive sectors.

Returns for the fund ranged from double-digit gains in utilities and materials to a double-digit decline in energy. Compared with its benchmark, the fund displayed strong stock selection in the health care sector, which was offset by subpar returns from its energy, consumer staples, and consumer discretionary holdings.

Stocks charted an uneven course
en route to a solid outcome
The broad U.S. stock market returned about 7% for the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy, especially after the Fed indicated that it would raise interest rates fewer times in 2016 than previously anticipated. International stocks returned about 3% for the period after surging more than 8% in March. Stocks from emerging markets and from developed Pacific markets outperformed developed European stocks, which were nearly flat. U.S. dollar-based investors benefited as many foreign currencies strengthened against the dollar, a turnabout from the trend of recent years.

Bonds produced gains following a subpar start
The broad U.S. taxable bond market returned 2.44% for the fiscal half year. Returns were weak in the first three months, which culminated with the Fed’s quarter-percentage-point interest rate increase in December.

But with stocks volatile and the Fed indicating it would proceed cautiously with future rate hikes, bonds rallied in the final three months. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

3

Returns for money market funds and savings accounts remained limited by the Fed’s still-low target rate of 0.25%–0.5%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned almost 7%. Like stocks, international bond returns for U.S.-based investors benefited from dollar weakness. Even in local currencies, however, international bond returns were solidly positive, boosted in part by additional stimulus measures in Europe and Asia to combat weak growth and low inflation.

Selection among consumer-related stocks crimped the fund’s return
Vanguard Quantitative Equity Group, the fund’s advisor, uses a disciplined, data-driven process to assess the relative attractiveness of stocks—with the goal of providing a long-term return greater than that of the benchmark while tightly controlling risk. Similar to a traditional fund manager, QEG analyzes criteria that research has shown can contribute to long-term outperformance, including valuation, revenue and earnings growth, dividend policy, reinvestment decisions, and balance sheet quality.

A proprietary computer model helps QEG systematically screen and rank stocks within each of the industry groups in the fund’s investable universe—in this case, well over 2,000 small- and mid-cap stocks. This investment process has been developed and refined over more than three decades, and is supported by an experienced in-house research team.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Equity Fund	0.21%	1.18%
The fund expense ratio shown is from the prospectus dated January 28, 2016, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2016, the fund’s annualized expense ratio was 0.19%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Mid-Cap Core Funds.

4

QEG generally keeps your fund’s sector exposures aligned closely with those of the index; it doesn’t favor or shun a particular sector in the attempt to improve performance relative to the benchmark. Positioning within industry sub-groups can make a difference, but what often matters more is how the fund’s 400-plus holdings perform.

This strategy has produced above-benchmark returns for the fund over its last five fiscal years, but, as with any active

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

5

investment strategy, it works better under some market conditions than others.

For the six months under review, the fund trailed its benchmark, as investors’ concerns about the global macroeconomic environment took precedence over company-specific fundamentals.

Compared with the benchmark, the fund’s health care holdings were a bright spot. The screening process here led to outperformance in the biotechnology segment and among tools and services stocks in the life sciences field.

At the other end of the spectrum, the fund lagged in the beleaguered energy sector. Some of the fund’s refining and marketing holdings struggled amid a gasoline glut and refinery production cutbacks.

The screening process met with even less success among consumer-related stocks. In consumer staples, food producers and retailers in particular disappointed. And in consumer discretionary, stocks in the auto parts, footwear, and hospitality segments weighed on the fund’s performance.

The Advisor’s Report that follows this letter provides additional details about the management of the fund during the fiscal half year.

Consider rebalancing to manage your risk
Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance.

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original targets would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximize returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. It may be more appropriate to monitor it annually or semiannually and rebalance when your allocation swings 5 percentage points or more from its target.

6

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 13, 2016

7

Advisor’s Report

For the fiscal half year ended March 31, 2016, Vanguard Strategic Equity Fund had a total return of 3.38%, underperforming its benchmark by 1.68 percentage points. Overall, stocks fared well during the period, with the broad U.S. equity market, as measured by the MSCI US Investable Market Index, returning 7.31%. (Index returns are based on MSCI indexes.) Large-capitalization stocks performed better than smaller-caps, and value-oriented stocks outpaced growth stocks. Developed market equities didn’t do as well as their U.S. counterparts. Emerging markets stocks staged a recovery compared with the prior six-month period, climbing more than 6%.

Performances by sector within the benchmark were mixed. The best performers were utilities, consumer staples, and materials, while energy and health care posted declines.

In late 2015, the U.S. economy continued to grow, but at a slower pace. Fourth-quarter real GDP came in at 1.4%, compared with 2.0% in the third quarter, with the deceleration attributed primarily to downturns in nonresidential fixed investment, exports, and state and local government spending. Corporate profits decreased 8.1% in the final quarter of 2015, reflecting the largest quarterly decline since the first quarter of 2011. However, the U.S. job market improved further. In March, total nonfarm payrolls rose by 215,000, and the unemployment rate stood at 5.0%.

Oil prices declined significantly in the first quarter of 2016 but have since recovered, increasing over 40% from their mid-February low. This volatility spilled over into the global stock markets, as they saw similar price movements in the same quarter. The U.S. Federal Reserve raised interest rates in December, after keeping rates near zero since 2008. Additional interest rate hikes are expected later this year, but changes are likely to be gradual and will depend on global economic data. Meanwhile, several of the world’s central banks, including the European Central Bank and the Bank of Japan, are experimenting with negative interest rates in an attempt to spur economic growth.

Although we seek to understand the impact of macroeconomic factors on portfolio performance, our investment process is centered on specific stock fundamentals. We use a disciplined, quantitative approach, not technical analysis of stock price movements. Our model aims to systematically identify stocks within each industry group in our investment universe that are more likely to exhibit long-term outperformance.

Our model focuses on five key themes that we believe attractive stocks tend to exhibit: high quality (healthy balance sheets and consistent cash flow generation); effective management decisions regarding the use of capital (sound investment policies that favor internal over external funding); consistent earnings growth (a demonstrated ability to increase earnings year

8

after year); strong momentum (a market confirmation of our view); and reasonable valuations (we try to avoid overpriced stocks). This framework helps us to identify and take advantage of inefficiencies in the market caused by persistent biases in investor behavior.

Using the results of our model, we then construct and review our portfolio daily with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns, such as deviations from sector weightings relative to the benchmark.

For this period, the management decisions, quality, and valuation components of our model made positive contributions to performance. The growth and momentum components of the model, however, did not perform as expected. As a result, our stock selection was positive in three sectors, more or less flat in two, and negative in five. The strongest selection results were in health care, utilities, and materials; the poorest results were in consumer discretionary, consumer staples, and energy.

At the individual stock level, the largest performance contributions came from overweight positions in Affymetrix, Ionis Pharmaceuticals, and Charles River Laboratories. (As of the end of the period, Affymetrix and Ionis Pharmaceuticals were no longer held by the fund.) In addition, when comparing the portfolio’s performance with that of its benchmark, we benefited from underweighting or avoiding poorly performing stocks such as Endo International and Alkermes plc.

Unfortunately, we were not able to avoid all bad performers. Overweight positions in Outerwall, Skechers U.S.A., and American Axle & Manufacturing Holdings detracted from results. Also, underweighting Mattel and Michael Kors Holdings, which were not identified for inclusion in the fund by our model, hurt our overall performance relative to our benchmark.

We continue to believe that constructing a portfolio that focuses on the key fundamentals described above will benefit investors over the long term, while recognizing that risk can reward or punish us in the near term. We look forward to the second half of the fiscal year, feeling that the fund offers a strong mix of stocks with attractive valuation and growth characteristics relative to its underlying benchmark.

We thank you for your investment.

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler, Principal

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

April 19, 2016

9

Strategic Equity Fund

Fund Profile
As of March 31, 2016

Portfolio Characteristics
		MSCI US	DJ
		Small +	U.S. Total
		Mid Cap	Market
	Fund 2200 Index		FA Index
Number of Stocks	398	2,166	3,900
Median Market Cap	$4.1B	$6.2B	$52.5B
Price/Earnings Ratio	18.1x	27.1x	21.8x
Price/Book Ratio	2.3x	2.4x	2.7x
Return on Equity	14.0%	13.4%	17.5%
Earnings Growth
Rate	13.5%	10.3%	8.0%
Dividend Yield	2.0%	1.7%	2.1%
Foreign Holdings	0.6%	0.0%	0.0%
Turnover Rate
(Annualized)	68%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.21%	—	—
30-Day SEC Yield	1.70%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US
		Small +	DJ
		Mid Cap	U.S. Total
		2200	Market
	Fund	Index	FA Index
Consumer
Discretionary	16.1%	16.3%	13.6%
Consumer Staples	5.1	5.1	9.2
Energy	4.4	4.5	6.1
Financials	22.5	22.4	17.4
Health Care	9.8	9.7	13.7
Industrials	14.1	14.2	10.7
Information
Technology	15.4	15.4	20.1
Materials	5.8	5.8	3.2
Telecommunication
Services	0.9	0.9	2.5
Utilities	5.9	5.7	3.5

Volatility Measures
	MSCI US	DJ
	Small +	U.S. Total
	Mid Cap	Market
	2200 Index	FA Index
R-Squared	0.97	0.90
Beta	0.98	1.05
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Tyson Foods Inc.	Packaged Foods &
	Meats	1.1%
FirstEnergy Corp.	Electric Utilities	1.0
Sealed Air Corp.	Paper Packaging	1.0
Avery Dennison Corp.	Paper Packaging	0.9
Cintas Corp.	Diversified Support
	Services	0.9
Best Buy Co. Inc.	Computer &
	Electronics Retail	0.9
Everest Re Group Ltd.	Reinsurance	0.9
Centene Corp.	Managed Health
	Care	0.9
Leggett & Platt Inc.	Home Furnishings	0.9
Darden Restaurants Inc.	Restaurants	0.9
Top Ten		9.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2016, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2016, the annualized expense ratio was 0.19%.

10

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception	One	Five	Ten
	Date	Year	Years	Years
Strategic Equity Fund	8/14/1995	-5.85%	11.60%	6.25%

See Financial Highlights for dividend and capital gains information.

11

Strategic Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (16.1%)
	Best Buy Co. Inc.	1,617,700	52,478
	Leggett & Platt Inc.	1,065,132	51,552
	Darden Restaurants Inc.	768,861	50,976
	American Eagle
	Outfitters Inc.	3,020,800	50,357
	Big Lots Inc.	978,700	44,325
	Cooper Tire
	& Rubber Co.	1,006,961	37,278
	Abercrombie
	& Fitch Co.	1,103,978	34,819
	Hasbro Inc.	423,500	33,922
	Foot Locker Inc.	458,914	29,600
^	Outerwall Inc.	791,143	29,264
*	American Axle &
	Manufacturing
	Holdings Inc.	1,878,039	28,903
	DR Horton Inc.	720,000	21,766
*	NVR Inc.	12,200	21,135
	Brinker International Inc.	438,698	20,158
*	Boyd Gaming Corp.	956,570	19,763
*	Helen of Troy Ltd.	186,200	19,307
^	World Wrestling
	Entertainment Inc.
	Class A	1,055,512	18,640
*	Express Inc.	857,029	18,349
*	Michael Kors
	Holdings Ltd.	317,049	18,059
*	Smith & Wesson
	Holding Corp.	675,680	17,987
*	Skechers U.S.A. Inc.
	Class A	570,084	17,359
	Carter’s Inc.	157,366	16,583
	Nordstrom Inc.	284,755	16,291
*	Madison Square
	Garden Co. Class A	96,884	16,118
	Whirlpool Corp.	82,767	14,926
	Jack in the Box Inc.	226,522	14,468

			Market
			Value•
		Shares	($000)
	Wyndham Worldwide
	Corp.	171,748	13,127
	PVH Corp.	131,400	13,017
*	Penn National Gaming Inc.	761,419	12,708
	News Corp. Class B	956,072	12,668
*	Strayer Education Inc.	257,500	12,553
*	MSG Networks Inc.	662,218	11,450
	Interpublic Group
	of Cos. Inc.	498,620	11,443
	Gannett Co. Inc.	688,059	10,417
	Nutrisystem Inc.	495,102	10,333
*	BJ’s Restaurants Inc.	242,200	10,068
	Caleres Inc.	351,900	9,955
	Tower International Inc.	341,290	9,283
	News Corp. Class A	708,200	9,044
	GameStop Corp. Class A	252,100	7,999
	Cablevision Systems
	Corp. Class A	189,800	6,263
^	Cracker Barrel Old
	Country Store Inc.	40,000	6,107
*	Denny’s Corp.	553,200	5,731
	Cato Corp. Class A	137,900	5,316
	Bloomin’ Brands Inc.	294,100	4,962
	Sinclair Broadcast
	Group Inc. Class A	149,615	4,601
*	Burlington Stores Inc.	75,266	4,233
	Sturm Ruger & Co. Inc.	60,630	4,146
*	Michaels Cos. Inc.	123,800	3,463
*	Grand Canyon
	Education Inc.	67,652	2,891
	AMC Entertainment
	Holdings Inc.	100,600	2,816
	Children’s Place Inc.	32,600	2,721
	Cheesecake Factory Inc.	47,873	2,542
*	Pinnacle Entertainment Inc.	58,041	2,037
	DineEquity Inc.	18,571	1,735
	Oxford Industries Inc.	21,200	1,425
*	Liberty Media Corp.
	Class A	36,464	1,409
	Ethan Allen Interiors Inc.	42,962	1,367
*	Unifi Inc.	44,600	1,022

12

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	ServiceMaster Global
	Holdings Inc.	26,200	987
	Libbey Inc.	43,000	800
			935,022
Consumer Staples (5.1%)
	Tyson Foods Inc. Class A	946,696	63,107
^	Cal-Maine Foods Inc.	812,700	42,187
	Bunge Ltd.	586,161	33,218
	Dean Foods Co.	1,676,787	29,042
*	SUPERVALU Inc.	3,937,323	22,679
	Clorox Co.	146,505	18,468
*	USANA Health
	Sciences Inc.	131,000	15,906
*	Pilgrim’s Pride Corp.	577,077	14,658
*,^	Herbalife Ltd.	206,513	12,713
	ConAgra Foods Inc.	284,400	12,690
	Ingles Markets Inc.
	Class A	228,951	8,586
	Universal Corp.	120,500	6,846
^	Natural Health
	Trends Corp.	205,201	6,802
	Fresh Del Monte
	Produce Inc.	99,841	4,200
	Campbell Soup Co.	44,900	2,864
^	Coty Inc. Class A	67,900	1,890
*	Central Garden & Pet Co.	33,600	549
*	Seneca Foods Corp.
	Class A	4,400	153
			296,558
Energy (4.4%)
	Tesoro Corp.	545,500	46,919
	PBF Energy Inc. Class A	1,413,112	46,915
	Noble Corp. plc	3,585,705	37,112
	Western Refining Inc.	836,100	24,322
	Ensco plc Class A	1,852,422	19,210
	Alon USA Energy Inc.	1,743,823	17,996
	Rowan Cos. plc Class A	1,091,127	17,567
	Core Laboratories NV	149,600	16,817
	HollyFrontier Corp.	208,300	7,357
	Plains GP Holdings LP
	Class A	727,820	6,325
	Chesapeake Energy Corp.	1,250,000	5,150
*	Cameron International
	Corp.	54,526	3,656
	CVR Energy Inc.	119,095	3,108
	Atwood Oceanics Inc.	201,131	1,844
			254,298
Financials (22.4%)
	Everest Re Group Ltd.	263,260	51,975
	Regions Financial Corp.	6,392,877	50,184
*	MGIC Investment Corp.	6,327,730	48,534
	Assured Guaranty Ltd.	1,855,360	46,941
	Voya Financial Inc.	1,307,400	38,921
	Huntington
	Bancshares Inc.	4,014,900	38,302
	Navient Corp.	3,163,358	37,865

			Market
			Value•
		Shares	($000)
	AmTrust Financial
	Services Inc.	1,307,156	33,829
	Digital Realty Trust Inc.	351,319	31,088
	Lamar Advertising Co.
	Class A	498,968	30,687
	Hospitality Properties
	Trust	1,118,171	29,699
	MSCI Inc. Class A	397,462	29,444
	KeyCorp	2,565,993	28,329
	Aspen Insurance
	Holdings Ltd.	527,400	25,157
	Communications Sales
	& Leasing Inc.	1,130,407	25,152
	DuPont Fabros
	Technology Inc.	597,109	24,201
	Universal Insurance
	Holdings Inc.	1,322,925	23,548
	Popular Inc.	802,061	22,947
	GEO Group Inc.	652,585	22,625
	EPR Properties	316,000	21,052
	Kimco Realty Corp.	697,200	20,065
	Weingarten Realty
	Investors	530,135	19,891
	CoreSite Realty Corp.	281,617	19,716
	Sovran Self Storage Inc.	165,100	19,474
	Ryman Hospitality
	Properties Inc.	338,700	17,436
*	Walker & Dunlop Inc.	716,400	17,387
	Government Properties
	Income Trust	952,295	16,998
	Spirit Realty Capital Inc.	1,503,356	16,913
	CyrusOne Inc.	367,558	16,779
*,^	Credit Acceptance Corp.	92,361	16,768
	First American
	Financial Corp.	428,000	16,311
	Regency Centers Corp.	202,700	15,172
	Corrections Corp.
	of America	461,132	14,779
	Great Western
	Bancorp Inc.	537,620	14,661
	CBL & Associates
	Properties Inc.	1,227,050	14,602
^	Lexington Realty Trust	1,668,692	14,351
	Equity LifeStyle
	Properties Inc.	189,300	13,768
	Reinsurance Group of
	America Inc. Class A	138,820	13,361
*,^	World Acceptance Corp.	343,586	13,029
	Summit Hotel
	Properties Inc.	1,057,800	12,662
*,^	LendingTree Inc.	125,439	12,265
	Washington Federal Inc.	529,900	12,002
	Omega Healthcare
	Investors Inc.	319,300	11,271
	Cathay General Bancorp	393,800	11,156

13

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Hersha Hospitality Trust
	Class A	512,813	10,943
	Equinix Inc.	32,294	10,680
	PrivateBancorp Inc.	275,800	10,646
	Mack-Cali Realty Corp.	399,641	9,392
	Gaming and Leisure
	Properties Inc.	298,959	9,244
	Axis Capital Holdings Ltd.	162,600	9,018
	RLJ Lodging Trust	392,400	8,978
	Ashford Hospitality
	Trust Inc.	1,343,418	8,571
^	Apple Hospitality
	REIT Inc.	386,841	7,663
	Heritage Insurance
	Holdings Inc.	477,261	7,622
*	Realogy Holdings Corp.	209,916	7,580
	Pennsylvania REIT	328,677	7,182
	Unum Group	229,054	7,082
*	Santander Consumer
	USA Holdings Inc.	661,637	6,941
*,^	Cowen Group Inc.
	Class A	1,809,804	6,895
	Gramercy Property Trust	799,249	6,754
	HCI Group Inc.	199,900	6,657
	Camden Property Trust	78,000	6,559
	Mid-America Apartment
	Communities Inc.	62,165	6,354
	Macerich Co.	76,457	6,058
	Validus Holdings Ltd.	121,951	5,755
	CubeSmart	161,500	5,378
	Synovus Financial Corp.	185,752	5,370
*	BofI Holding Inc.	247,200	5,275
	UDR Inc.	134,001	5,163
	First Industrial Realty
	Trust Inc.	219,500	4,991
	Extra Space Storage Inc.	53,028	4,956
	Alexandria Real Estate
	Equities Inc.	53,900	4,899
	Care Capital Properties Inc.	163,891	4,399
	NorthStar Realty
	Finance Corp.	334,023	4,382
*	INTL. FCStone Inc.	147,000	3,929
	Nelnet Inc. Class A	89,812	3,536
	RAIT Financial Trust	1,114,800	3,500
	Central Pacific
	Financial Corp.	158,300	3,446
	TCF Financial Corp.	255,995	3,138
*	Flagstar Bancorp Inc.	144,100	3,092
	Post Properties Inc.	51,000	3,047
	Senior Housing
	Properties Trust	169,013	3,024
	National Health
	Investors Inc.	43,630	2,902
	Associated Banc-Corp	159,550	2,862
	Primerica Inc.	62,445	2,781
	Ramco-Gershenson
	Properties Trust	139,900	2,522

			Market
			Value•
		Shares	($000)
	Select Income REIT	99,462	2,293
	Progressive Corp.	65,000	2,284
*	Piper Jaffray Cos.	43,700	2,166
	Brixmor Property
	Group Inc.	83,600	2,142
	CenterState Banks Inc.	130,000	1,936
	Old National Bancorp	155,879	1,900
*	First NBC Bank Holding Co.	85,200	1,754
	International
	Bancshares Corp.	63,900	1,576
	Universal Health Realty
	Income Trust	26,700	1,502
	Medical Properties
	Trust Inc.	103,200	1,340
	Maiden Holdings Ltd.	96,600	1,250
	Cardinal Financial Corp.	56,200	1,144
	Great Southern
	Bancorp Inc.	28,000	1,040
	Agree Realty Corp.	12,000	462
	Getty Realty Corp.	20,412	405
	Monmouth Real Estate
	Investment Corp.	18,800	224
	One Liberty Properties Inc.	8,100	181
	United Fire Group Inc.	3,100	136
	Capital Bank Financial Corp.	3,900	120
	Federal Agricultural
	Mortgage Corp.	1,700	64
	EMC Insurance Group Inc.	1,000	26
			1,304,408
Health Care (9.7%)
*	Centene Corp.	840,619	51,757
*	Hologic Inc.	1,464,714	50,533
*	Quintiles Transnational
	Holdings Inc.	701,503	45,668
*	Charles River Laboratories
	International Inc.	599,025	45,490
*	Molina Healthcare Inc.	679,209	43,802
*	Amsurg Corp.	507,643	37,870
*	INC Research Holdings Inc.
	Class A	780,013	32,144
*	United Therapeutics Corp.	197,949	22,057
	CR Bard Inc.	104,000	21,078
*	AMN Healthcare
	Services Inc.	578,925	19,458
*	PAREXEL International
	Corp.	308,787	19,370
*	VCA Inc.	278,700	16,078
	Chemed Corp.	116,300	15,753
	ResMed Inc.	271,283	15,686
*	Amedisys Inc.	283,442	13,702
*	PRA Health Sciences Inc.	304,500	13,020
	Bruker Corp.	324,866	9,096
*	LifePoint Health Inc.	127,728	8,845
*	Infinity
	Pharmaceuticals Inc.	1,596,095	8,411
*	Natus Medical Inc.	204,570	7,862

14

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Universal Health
	Services Inc. Class B	60,122	7,498
*	ICU Medical Inc.	71,263	7,418
*	Sucampo Pharmaceuticals
	Inc. Class A	588,000	6,427
*,^	Merrimack
	Pharmaceuticals Inc.	602,103	5,040
*	Prestige Brands
	Holdings Inc.	88,038	4,700
	PDL BioPharma Inc.	1,342,300	4,470
*	Alere Inc.	81,647	4,132
	Owens & Minor Inc.	93,837	3,793
*	Array BioPharma Inc.	1,143,256	3,373
*,^	NewLink Genetics Corp.	182,344	3,319
	Quality Systems Inc.	216,851	3,305
*,^	Sequenom Inc.	2,272,456	3,204
*	Masimo Corp.	64,971	2,718
*	LHC Group Inc.	66,100	2,350
	Phibro Animal Health
	Corp. Class A	83,084	2,247
*	Emergent BioSolutions Inc.	45,300	1,647
*,^	Insys Therapeutics Inc.	67,641	1,082
*	Surgical Care Affiliates Inc.	17,753	822
*	Triple-S Management Corp.
	Class B	32,000	795
*,^	Orexigen Therapeutics Inc.	939,300	528
			566,548
Industrials (14.0%)
	Cintas Corp.	590,914	53,070
	Huntington Ingalls
	Industries Inc.	364,450	49,908
*	Spirit AeroSystems
	Holdings Inc. Class A	1,073,108	48,676
*	Hawaiian Holdings Inc.	973,195	45,925
	AO Smith Corp.	550,346	41,997
	Pitney Bowes Inc.	1,893,000	40,775
	Masco Corp.	1,219,345	38,348
	Owens Corning	809,300	38,264
*	Wabash National Corp.	2,815,314	37,162
*	JetBlue Airways Corp.	1,700,100	35,906
	Trinity Industries Inc.	1,828,946	33,488
*	United Rentals Inc.	454,200	28,247
*	American Woodmark Corp.	360,482	26,888
	BWX Technologies Inc.	749,436	25,151
	Alaska Air Group Inc.	305,546	25,061
^	Greenbrier Cos. Inc.	863,700	23,873
*	Meritor Inc.	2,451,546	19,760
	Deluxe Corp.	313,182	19,571
	Comfort Systems
	USA Inc.	420,300	13,353
	Stanley Black
	& Decker Inc.	125,233	13,176
	GATX Corp.	254,959	12,111
	Aircastle Ltd.	448,800	9,981
	CEB Inc.	149,007	9,645
	General Cable Corp.	721,900	8,814

			Market
			Value•
		Shares	($000)
	Interface Inc. Class A	469,196	8,699
	RR Donnelley & Sons Co.	499,994	8,200
*	Virgin America Inc.	208,587	8,043
	Briggs & Stratton Corp.	311,836	7,459
	Allison Transmission
	Holdings Inc.	270,000	7,285
	ManpowerGroup Inc.	84,900	6,913
	Herman Miller Inc.	211,665	6,538
	ADT Corp.	154,469	6,373
	Global Brass & Copper
	Holdings Inc.	251,500	6,275
	Steelcase Inc. Class A	399,339	5,958
	Hyster-Yale Materials
	Handling Inc.	83,607	5,568
	Standex International Corp.	62,650	4,875
	Graco Inc.	56,720	4,762
	Douglas Dynamics Inc.	202,203	4,633
	Korn/Ferry International	160,300	4,535
	Equifax Inc.	31,761	3,630
*	Dycom Industries Inc.	54,719	3,539
	Manitowoc Co. Inc.	666,011	2,884
	SkyWest Inc.	128,300	2,565
	Ennis Inc.	108,100	2,113
	Griffon Corp.	110,800	1,712
	Heidrick & Struggles
	International Inc.	56,200	1,332
	Tetra Tech Inc.	39,519	1,178
	John Bean
	Technologies Corp.	17,200	970
*	Babcock & Wilcox
	Enterprises Inc.	38,500	824
*	ACCO Brands Corp.	64,300	577
	National Presto
	Industries Inc.	6,000	502
	Federal Signal Corp.	37,200	493
			817,585
Information Technology (15.3%)
*,^	Advanced Micro
	Devices Inc.	17,331,703	49,395
	Booz Allen Hamilton
	Holding Corp. Class A	1,611,238	48,788
	CSRA Inc.	1,775,176	47,752
	CDW Corp.	1,144,700	47,505
*	Aspen Technology Inc.	1,280,696	46,272
*	Cirrus Logic Inc.	1,258,437	45,820
*	Manhattan Associates Inc.	734,841	41,790
	NVIDIA Corp.	1,055,800	37,618
*	Tech Data Corp.	486,400	37,341
*	First Data Corp. Class A	2,785,094	36,039
	Computer Sciences Corp.	994,108	34,187
	DST Systems Inc.	276,270	31,155
	SYNNEX Corp.	287,438	26,614
*	Synaptics Inc.	322,509	25,717
*	ARRIS International plc	1,100,608	25,226
	Broadridge Financial
	Solutions Inc.	414,100	24,560

15

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Avnet Inc.	505,236	22,382
	Lexmark International Inc.
	Class A	653,379	21,842
*,^	Fitbit Inc. Class A	1,305,096	19,772
*	Gartner Inc.	191,996	17,155
*	MicroStrategy Inc. Class A	91,600	16,462
*	Ciena Corp.	854,285	16,249
*	CACI International Inc.
	Class A	143,277	15,288
	EarthLink Holdings Corp.	2,549,800	14,457
*	GoDaddy Inc. Class A	406,747	13,150
	Lam Research Corp.	127,900	10,565
	Leidos Holdings Inc.	207,117	10,422
*	Blackhawk Network
	Holdings Inc.	267,636	9,180
	Science Applications
	International Corp.	171,000	9,121
	Jabil Circuit Inc.	445,152	8,578
*	Inphi Corp.	221,195	7,375
*	Gigamon Inc.	235,900	7,318
*	Sykes Enterprises Inc.	233,100	7,035
	CSG Systems
	International Inc.	153,794	6,945
*	ON Semiconductor Corp.	710,537	6,814
*	Mellanox
	Technologies Ltd.	111,969	6,083
	Ingram Micro Inc.	124,363	4,466
	MAXIMUS Inc.	83,963	4,420
*	Angie’s List Inc.	507,000	4,091
	Heartland Payment
	Systems Inc.	36,844	3,558
*	Cadence Design
	Systems Inc.	140,000	3,301
*	ePlus Inc.	38,400	3,092
*,^	Ambarella Inc.	68,437	3,059
	Western Union Co.	130,363	2,515
*	Sanmina Corp.	106,000	2,478
*	Super Micro Computer Inc.	65,488	2,232
*	Flextronics
	International Ltd.	158,252	1,909
*	F5 Networks Inc.	17,695	1,873
*	Advanced Energy
	Industries Inc.	50,300	1,750
*	Monster Worldwide Inc.	373,800	1,219
*	Photronics Inc.	95,271	992
			892,927
Materials (5.8%)
	Sealed Air Corp.	1,152,833	55,347
	Avery Dennison Corp.	744,990	53,721
	Bemis Co. Inc.	803,864	41,624
*	Chemtura Corp.	1,116,482	29,475
*	Berry Plastics Group Inc.	811,861	29,349
*,^	Trinseo SA	426,150	15,687
	Domtar Corp.	342,884	13,887
	Cabot Corp.	281,214	13,591

			Market
			Value•
		Shares	($000)
	Graphic Packaging
	Holding Co.	1,007,401	12,945
	Reliance Steel
	& Aluminum Co.	115,759	8,009
	AptarGroup Inc.	93,300	7,316
	Newmont Mining Corp.	244,782	6,506
	Westlake Chemical Corp.	129,389	5,991
	Commercial Metals Co.	343,860	5,835
*	Axalta Coating
	Systems Ltd.	184,815	5,397
	Huntsman Corp.	377,378	5,019
	Neenah Paper Inc.	76,100	4,845
*	Ferro Corp.	395,358	4,693
	Kaiser Aluminum Corp.	49,711	4,203
	Mercer International Inc.	394,796	3,731
*	US Concrete Inc.	45,049	2,684
*	Kraton Performance
	Polymers Inc.	110,500	1,912
	Worthington Industries Inc.	42,773	1,524
*	Koppers Holdings Inc.	55,200	1,240
*	AK Steel Holding Corp.	158,577	655
			335,186
Telecommunication Services (0.9%)
	Telephone & Data
	Systems Inc.	454,872	13,687
*	Level 3
	Communications Inc.	206,113	10,893
	Frontier
	Communications Corp.	1,217,000	6,803
	Inteliquent Inc.	337,605	5,419
*	Cincinnati Bell Inc.	1,327,700	5,138
^	Windstream Holdings Inc.	413,342	3,175
*	General Communication
	Inc. Class A	91,400	1,674
	Cogent Communications
	Holdings Inc.	37,085	1,447
	Shenandoah
	Telecommunications Co.	49,400	1,321
*	Vonage Holdings Corp.	140,400	642
*	United States Cellular Corp.	9,600	439
*	FairPoint
	Communications Inc.	19,500	290
			50,928
Utilities (5.9%)
	FirstEnergy Corp.	1,660,870	59,741
	UGI Corp.	1,253,182	50,491
	WGL Holdings Inc.	611,302	44,240
	Entergy Corp.	508,726	40,332
	Vectren Corp.	626,800	31,691
	AES Corp.	1,952,105	23,035
	New Jersey
	Resources Corp.	509,883	18,575
	Ameren Corp.	367,776	18,426
	CMS Energy Corp.	362,700	15,393
	Pinnacle West
	Capital Corp.	115,791	8,692

16

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	NiSource Inc.	253,776	5,979
	PNM Resources Inc.	166,127	5,602
	Atmos Energy Corp.	53,434	3,968
	ONE Gas Inc.	59,586	3,641
	American States Water Co.	90,088	3,546
	Avista Corp.	74,239	3,027
*	Talen Energy Corp.	324,800	2,923
	Unitil Corp.	37,500	1,593
			340,895
Total Common Stocks
(Cost $5,322,326)			5,794,355
Temporary Cash Investments (2.3%)[1]
Money Market Fund (2.3%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.495%	134,680,975	134,681

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	Federal Home Loan Bank
	Discount Notes,
	0.501%, 5/3/16	100	100
4	Federal Home Loan Bank
	Discount Notes,
	0.411%, 6/2/16	100	100
[4,5]	Federal Home Loan Bank
	Discount Notes, 0.401%–
	0.516%, 8/31/16	1,100	1,098
5	United States Treasury
	Bill, 0.428%, 8/4/16	300	299
			1,597
Total Temporary Cash Investments
(Cost $136,278)			136,278
Total Investments (101.9%)
(Cost $5,458,604)			5,930,633

Amount
($000)
Other Assets and Liabilities (-1.9%)
Other Assets
Investment in Vanguard	483
Receivables for Accrued Income	8,098
Receivables for Capital Shares Issued	5,520
[5]Other Assets	157
Total Other Assets	14,258
Liabilities
Payables for Investment Securities
Purchased	(5,133)
Collateral for Securities on Loan	(109,708)
Payables for Capital Shares Redeemed	(2,648)
Payables to Vanguard	(7,373)
Other Liabilities	(8)
Total Liabilities	(124,870)
Net Assets (100%)
Applicable to 204,776,822 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,820,021
Net Asset Value Per Share	$28.42

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	5,322,609
Undistributed Net Investment Income	14,318
Accumulated Net Realized Gains	10,441
Unrealized Appreciation (Depreciation)
Investment Securities	472,029
Futures Contracts	624
Net Assets	5,820,021

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $107,199,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.9%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $109,708,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,298,000 and cash of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Equity Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Dividends	54,552
Interest[1]	43
Securities Lending	5,952
Total Income	60,547
Expenses
The Vanguard Group—Note B
Investment Advisory Services	767
Management and Administrative	3,885
Marketing and Distribution	613
Custodian Fees	35
Shareholders’ Reports	35
Trustees’ Fees and Expenses	2
Total Expenses	5,337
Net Investment Income	55,210
Realized Net Gain (Loss)
Investment Securities Sold	38,281
Futures Contracts	122
Realized Net Gain (Loss)	38,403
Change in Unrealized Appreciation (Depreciation)
Investment Securities	97,688
Futures Contracts	822
Change in Unrealized Appreciation (Depreciation)	98,510
Net Increase (Decrease) in Net Assets Resulting from Operations	192,123
1 Interest income from an affiliated company of the fund was $40,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	55,210	84,421
Realized Net Gain (Loss)	38,403	613,463
Change in Unrealized Appreciation (Depreciation)	98,510	(608,999)
Net Increase (Decrease) in Net Assets Resulting from Operations	192,123	88,885
Distributions
Net Investment Income	(93,924)	(60,071)
Realized Capital Gain	(549,653)	(257,765)
Total Distributions	(643,577)	(317,836)
Capital Share Transactions
Issued	388,312	1,082,468
Issued in Lieu of Cash Distributions	602,796	301,093
Redeemed	(459,083)	(807,310)
Net Increase (Decrease) from Capital Share Transactions	532,025	576,251
Total Increase (Decrease)	80,571	347,300
Net Assets
Beginning of Period	5,739,450	5,392,150
End of Period[1]	5,820,021	5,739,450
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,318,000 and $53,032,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value,
Beginning of Period	$30.82	$32.02	$27.34	$21.02	$16.30	$16.30
Investment Operations
Net Investment Income	. 292	. 466	. 361	. 426[1]	.249	.210
Net Realized and Unrealized Gain (Loss)
on Investments	.782	.207	4.679	6.244	4.667	.017
Total from Investment Operations	1.074	.673	5.040	6.670	4.916	.227
Distributions
Dividends from Net Investment Income	(. 507)	(. 354)	(. 360)	(. 350)	(.196)	(. 227)
Distributions from Realized Capital Gains	(2.967)	(1.519)	—	—	—	—
Total Distributions	(3.474)	(1.873)	(.360)	(.350)	(.196)	(.227)
Net Asset Value, End of Period	$28.42	$30.82	$32.02	$27.34	$21.02	$16.30

Total Return[2]	3.38%	2.01%	18.53%	32.23%	30.32%	1.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,820	$5,739	$5,392	$4,239	$3,254	$2,756
Ratio of Total Expenses to
Average Net Assets	0.19%	0.21%	0.27%	0.28%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.89%	1.41%	1.19%	1.75%[1]	1.25%	1.09%
Portfolio Turnover Rate	68%	70%	60%	64%	67%	73%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.043 and 0.18%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and Metro PCS Communications Inc. in May 2013.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

21

Strategic Equity Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

22

Strategic Equity Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $483,000, representing 0.01% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,794,355	—	—
Temporary Cash Investments	134,681	1,597	—
Futures Contracts—Assets[1]	45	—	—
Futures Contracts—Liabilities[1]	(8)	—	—
Total	5,929,073	1,597	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	June 2016	89	12,827	432
E-mini Russell 2000 Index	June 2016	114	12,649	192
				624

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will

23

Strategic Equity Fund

reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $5,458,983,000.

Net unrealized appreciation of investment securities for tax purposes was $471,650,000, consisting of unrealized gains of $892,613,000 on securities that had risen in value since their purchase and $420,963,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2016, the fund purchased $1,947,011,000 of investment securities and sold $1,996,823,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	13,404	32,774
Issued in Lieu of Cash Distributions	21,011	9,610
Redeemed	(15,893)	(24,537)
Net Increase (Decrease) in Shares Outstanding	18,522	17,847

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended March 31, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	9/30/2015	3/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,033.79	$0.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.96
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group.

The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

Experience: President and Chief Operating Officer

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1142 052016

Semiannual Report | March 31, 2016

Vanguard Capital Opportunity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangement.	27
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	4.20%
Admiral™ Shares	4.24
Russell Midcap Growth Index	4.72
Multi-Cap Growth Funds Average	2.63
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$50.25	$49.74	$0.299	$2.426
Admiral Shares	116.06	114.84	0.791	5.600

Chairman’s Letter

Dear Shareholder,

Although the broad U.S. stock market delivered generally strong results over the six months ended March 31, 2016, mid-capitalization growth stocks weren’t among the best performers. Vanguard Capital Opportunity Fund, a multi-cap growth fund with mostly mid-cap exposure, trailed the broader market but was more competitive when measured against its comparative standards.

The fund returned about 4%. It was a step behind its benchmark, the Russell Midcap Growth Index, but outpaced the average return of competing multi-cap growth funds by more than 1 percentage point.

Stocks charted an uneven course en route to a solid outcome
The broad U.S. stock market returned about 7% over the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Federal Reserve indicated after a mid-March meeting that it would raise interest rates fewer times in 2016 than previously anticipated. And central bankers in Europe and Asia kept up stimulus measures to combat weak growth and low inflation.

International stocks returned about 3% after surging more than 8% in March. Stocks from emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat.

Bonds produced gains following a subpar start
After posting weak results for the first three months of the fiscal half year, bonds managed solid gains in the final three. The broad U.S. taxable bond market returned 2.44%.

Bonds proved attractive as the stock market fluctuated and the Fed proceeded cautiously with rate hikes. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s target rate of 0.25%–0.5%—still low despite rising a quarter of a percentage point in December.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%, boosted by foreign currencies’ strength against the dollar, a turnabout from the trend of recent years. Even without this currency benefit, however, their returns were solidly positive.

Market Barometer

			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

Technology stocks surged while health care slumped
Vanguard Capital Opportunity Fund’s overall results in its more than two decades of existence have been impressive. Since its 1995 launch, the fund has posted an average annual return of nearly 12%. Over the same period, the broad market has returned more than 8% and the benchmark Russell Midcap Growth Index close to 9%. The average return of multi-cap growth funds was almost 7%.

PRIMECAP Management Company, the fund’s advisor, deserves credit for such outstanding long-term outperformance, which is rare in the mutual fund industry. Over the years, PRIMECAP Management has displayed high degrees of conviction, patience, and skill in creating and maintaining a portfolio that bears little resemblance to the benchmark index.

Capital Opportunity’s long-term outperformance has, however, been marked by occasional stretches of short-term underperformance. Although long-term investors have been rewarded, the risk of trailing the benchmark is always a real possibility with a portfolio that diverges so much from the index.

The information technology and health care sectors, the fund’s largest holdings over the years, once again drove results, for better and worse. Technology powered the fund over the six months, and health care hindered it. Of course, in other periods the

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.45%	0.38%	1.25%
The fund expense ratios shown are from the prospectus dated January 28, 2016, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2016, the fund’s annualized expense ratios were 0.43% for Investor Shares and 0.37% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Growth Funds.

reverse has been true, which highlights my preceding point about the need for patience on the part of both the fund’s advisor and its shareholders.

Capital Opportunity devoted more than 30% of its portfolio to technology stocks, which surged about 15%. By comparison, the technology stocks included in the benchmark rose just about 2%. The advisor’s electronic equipment, internet, semiconductor, software, and hardware holdings were all strong. Competition is fierce within the industry as corporations gravitate toward cloud computing and consumers opt for the latest gadgets. PRIMECAP Management’s research and insight into this sector is invaluable.

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

Health care stocks also made up more than 30% of Capital Opportunity’s portfolio. Neither this large allocation nor its specific holdings helped as the fund’s health care stocks returned about –6%, behind the –2% result of those in the benchmark. Most of the weakness came from pharmaceutical and biotechnology stocks, which slid amid concerns that future profitability might be affected by increased regulatory pressures. A slowdown in merger and acquisition activity hurt too, and biotechnology stocks felt the burden of high valuations.

On a more positive note, the industrial sector, the fund’s third-largest, provided a boost with returns of about 10%. Airline and air freight and logistic firms were responsible for most of the gain as lower fuel prices saved costs. The only other sector to which the fund had 10% or more exposure was consumer discretionary, where returns were just 1%.

For more about the advisor’s strategy and the fund’s positioning during the six months, please see the Advisor’s Report that follows this letter.

Consider rebalancing to manage your risk
Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance.

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original parameters would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximizing returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. Consider monitoring it annually or semiannually and rebalancing when your allocation swings 5 percentage points or more from its target.

Be aware of the tax implications of selling. When rebalancing, make any asset changes within a tax-advantaged retirement account, if possible, or direct new cash flows into the underweighted asset class.

Keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2016

7

Advisor’s Report

For the six months ended March 31, 2016, Vanguard Capital Opportunity Fund returned 4.20% for Investor Shares and 4.24% for Admiral Shares. These results trailed the 4.72% return of the fund’s benchmark, the unmanaged Russell Midcap Growth Index, and the 8.49% return of the unmanaged Standard & Poor’s 500 Index.

The fund’s underperformance was largely due to unfavorable health care and consumer discretionary stock picks, an overweighted position in health care, and underweighted positions in telecommunication services and utilities. These negatives were partially offset by an overweighted position and favorable stock selection in information technology and an underweight to financials.

The investment environment
The period was characterized by significant volatility in various financial markets worldwide, including the U.S. equity markets. Stocks gained from the beginning of October through December, then sold off sharply in January and early February before rallying into the end of March. The February stock market trough roughly coincided with the bottom in West Texas Intermediate crude oil, which fell to $26 per barrel before rebounding to end March at $38.

Contrary to the expectations of many investors, Treasury bond yields fell as the Federal Reserve signaled it would raise interest rates more gradually than it had planned. Faced with lower net interest margins, financials underperformed the S&P 500 by nearly 8%, with some of the largest banks and brokerages faring far worse. Sluggish economic growth and below-target inflation led central banks in Europe and Japan to introduce negative short-term interest rates and ramp up government bond purchases, pressuring already-low long-term rates. Ten-year German and Japanese bonds currently yield within 15 basis points of 0%—an unprecedented situation.

Relative to those of other developed countries, the U.S. economy was a bright spot as real gross domestic product (GDP) continued to expand at a modest pace (+2.4% in 2015). Supported by rising incomes, healthy household balance sheets, low inflation (in part due to falling energy prices), and improving access to historically inexpensive credit, U.S. consumer spending appeared solid. We are concerned, however, by the unfolding presidential election. Candidates on both sides have vilified U.S. corporations and espoused trade policies that could harm global companies, including many of the fund’s holdings.

Outlook for U.S. equities
S&P 500 earnings per share were expected to decline 7% in the first calendar quarter of 2016, the worst performance since third-quarter 2009. Even excluding the troubled energy sector, they were expected to fall 2%. Trading at approximately 16.5 times the next 12 months’ estimated earnings per share, the index appears fully valued by historical standards. However, with the 10-year Treasury bond yielding 1.7%,

8

well below the index’s dividend yield of 2.3%, we continue to believe that stocks represent a more attractive investment than bonds at current prices.

We find certain stocks to be attractively valued, notably the fund’s biotechnology holdings. After a period of significant underperformance, they now trade at a discount to the S&P 500 price-to-earnings multiple in spite of their far superior long-term growth prospects.

Portfolio update and outlook
The fund’s total return exceeded that of the S&P 500 during the fourth calendar quarter because of favorable sector allocations and strong selection in information technology. However, this was more than offset by relative underperformance during the first quarter of 2016. Sector allocations (an overweight to health care and underweights to consumer staples, utilities, and telecommunications) dragged on results, and several of the fund’s largest health care holdings declined.

After several consecutive years of outperformance, the fund’s health care stocks lagged the S&P 500 Index for the six-month period. Biotechnology holdings (defined as the AMEX Biotechnology Index) were hit especially hard, declining 14% compared to a 3% increase in the S&P 500 health care sector. The drop was precipitated by high-profile generic drug price increases and subsequent broader scrutiny of the entire biotechnology and pharmaceutical industry. Among the fund’s biotechnology and pharmaceutical stocks,

BioMarin (–22%), Novartis (–19%), Eli Lilly and Company (–13%), Biogen (–11%), and Roche (–3%) detracted most. The fund’s largest life sciences tools holdings, QIAGEN (–13%) and Illumina (–8%), also fared poorly.

Biotechnology and pharmaceutical stocks comprised 23% of assets as of March 31, more than double the S&P 500 Index weighting of 9%. In spite of the near-term uncertainty and current political rhetoric over drug pricing, we believe that the industry’s fundamentals remain intact. Demand for health care products should continue to grow, driven by demographic trends as well as the industry’s ability to develop new, safer, and more effective therapies. We believe that companies that develop novel therapies that extend lives and represent meaningful advancements will ultimately receive favorable pricing and reimbursement for their products.

The fund also remains overweighted in information technology stocks, which made up 33% of assets as of March 31, compared to a 21% weighting in the S&P 500 Index. S&P 500 internet (+21%) and software (+20%) stocks significantly outpaced the information technology sector (+12%), while semiconductors (+11%) and hardware (+1%) lagged. Semiconductor holdings outperformed because of strong gains in NVIDIA (+46%), KLA-Tencor (+48%), and Texas Instruments (+18%), although these were partially offset by losses in Micron Technology (–30%).

9

The fund’s internet stocks performed in line with the index, but its software picks did less well because of a high relative weighting in Adobe Systems (+14%). Hardware holdings soared primarily because of strong gains in SanDisk (+40%), which agreed to be acquired by Western Digital, and a minimal position in Apple (which remained flat). Results were partially offset by losses in NetApp (–7%).

Other significant contributors in information technology included Trimble Navigation (+51%), Corning (+24%), and Flextronics (+14%). Although Gartner expects global IT spending to fall 0.5% (+1.6% in constant currency) in 2016, we remain confident in the long-term outlook for the fund’s sector holdings.

Adobe and Microsoft, the fund’s largest software companies, are successfully transforming their products and business models to adapt to cloud computing, whereby internet resources are consumed on-demand. Alphabet and Alibaba, the largest internet holdings, are growing rapidly as consumers worldwide spend more time and money on internet-based services. Texas Instruments and NVIDIA, two of the fund’s biggest semiconductors, stand to benefit from trends such as virtual reality, artificial intelligence, and the incorporation of connectivity into more objects.

Approximately 10% of the fund’s assets were invested in airline stocks as of March 31. Industry fundamentals remain strong, with robust traffic leading to high load factors, and lower fuel costs boosting earnings. Nevertheless, investors remain leery. We recognize that terrorism presents a significant risk and are especially concerned after the recent attacks in Paris and Brussels. However, we believe that structural changes over the last several years, particularly industry consolidation, have enabled airlines to prosper under normal conditions. Furthermore, global passenger traffic growth of 6% far exceeds real global GDP growth. In spite of these positives, several of our airline holdings trade at among the lowest price-to-earnings multiples in the S&P 500.

The fund remains significantly underweighted in energy stocks. We have found few compelling investments in the sector as we believe current valuations (over 60 times forward earnings per share) assume a significant increase in oil prices. We view declining production costs and slower demand from China and other emerging markets as secular, not cyclical, trends. Furthermore, new technologies such as vehicle electrification may reduce oil demand over the long term.

Telecommunication services, utilities, and consumer staples stocks rallied strongly during the six months as investors flocked to perceived safe havens. However, in our opinion, they now appear stretched relative to their growth prospects. For example, consumer staples stocks trade for 21 times forward earnings per share. This makes the sector the most expensive on a price-to-earnings basis except for the reeling energy sector, in spite of minimal expected revenue growth.

10

Conclusion
We remain committed to our investment philosophy, which is to invest in attractively priced stocks for the long term. This “bottom-up” approach often results in portfolios that bear little resemblance to market indexes; therefore, our results often deviate substantially from these indexes. Furthermore, our long-term investment horizon results in low portfolio turnover, which creates the possibility for extended periods of underperformance when our holdings fall out of favor. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

April 18, 2016

Capital Opportunity Fund

Fund Profile
As of March 31, 2016

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.45%	0.38%
30-Day SEC Yield	0.72%	0.80%

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	139	498	3,900
Median Market Cap	$36.8B	$12.2B	$52.5B
Price/Earnings Ratio	22.9x	26.4x	21.8x
Price/Book Ratio	3.3x	5.3x	2.7x
Return on Equity	15.7%	20.8%	17.5%
Earnings Growth
Rate	10.5%	13.7%	8.0%
Dividend Yield	1.2%	1.2%	2.1%
Foreign Holdings	11.4%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	3.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	10.3%	25.1%	13.6%
Consumer Staples	0.0	8.3	9.2
Energy	0.6	0.8	6.1
Financials	3.6	12.2	17.4
Health Care	31.4	12.5	13.7
Industrials	18.2	16.4	10.7
Information
Technology	33.4	19.1	20.1
Materials	1.6	5.1	3.2
Telecommunication
Services	0.9	0.4	2.5
Utilities	0.0	0.1	3.5

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.91	0.82
Beta	0.95	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Inc.	Biotechnology	5.4%
Amgen Inc.	Biotechnology	5.2
Eli Lilly & Co.	Pharmaceuticals	4.1
Southwest Airlines Co.	Airlines	3.8
Alphabet Inc.	Internet Software &
	Services	3.3
BioMarin Pharmaceutical
Inc.	Biotechnology	3.0
Roche Holding AG	Pharmaceuticals	2.9
FedEx Corp.	Air Freight &
	Logistics	2.9
Adobe Systems Inc.	Application Software	2.7
Texas Instruments Inc.	Semiconductors	2.2
Top Ten		35.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2016, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2016, the annualized expense ratios were 0.43% for Investor Shares and 0.37% for Admiral Shares.

12

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	8/14/1995	-4.75%	12.17%	8.27%
Admiral Shares	11/12/2001	-4.68	12.25	8.35

See Financial Highlights for dividend and capital gains information.

13

Capital Opportunity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.9%)
Consumer Discretionary (10.1%)
*	CarMax Inc.	4,393,897	224,528
	TJX Cos. Inc.	2,605,900	204,172
	Carnival Corp.	3,522,600	185,888
*,^	Tesla Motors Inc.	637,566	146,493
	Royal Caribbean
	Cruises Ltd.	1,327,000	109,013
*	DreamWorks Animation
	SKG Inc. Class A	2,510,000	62,624
	L Brands Inc.	522,600	45,889
	Gildan Activewear Inc.
	Class A	1,441,500	43,980
	Sony Corp. ADR	1,570,800	40,401
*	Norwegian Cruise Line
	Holdings Ltd.	724,000	40,030
*	Amazon.com Inc.	64,630	38,367
*	Bed Bath & Beyond Inc.	703,700	34,932
	Ross Stores Inc.	506,400	29,321
*	Shutterfly Inc.	557,250	25,840
	Tribune Media Co.
	Class A	499,000	19,137
*	Ascena Retail Group Inc.	1,675,200	18,528
	Las Vegas Sands Corp.	340,000	17,571
	Carter’s Inc.	81,220	8,559
	Newell Rubbermaid Inc.	86,200	3,818
*	Cabela’s Inc.	47,600	2,318
*	AutoZone Inc.	2,000	1,593
	Marriott International Inc.
	Class A	20,000	1,424
	Tribune Publishing Co.	120,000	926
	Lowe’s Cos. Inc.	10,600	803
	Hilton Worldwide
	Holdings Inc.	34,000	766
			1,306,921
Energy (0.5%)
	Cabot Oil & Gas Corp.	1,290,000	29,296
*,^	Southwestern Energy Co.	1,825,000	14,728
	National Oilwell Varco Inc.	275,000	8,553

			Market
			Value•
		Shares	($000)
*	Cameron International Corp.	79,700	5,344
^	Transocean Ltd.	566,000	5,173
^	Frank’s International NV	250,000	4,120
	Ensco plc Class A	143,340	1,486
			68,700
Financials (3.5%)
	Charles Schwab Corp.	7,576,500	212,293
*	E*TRADE Financial Corp.	3,694,900	90,488
	Northern Trust Corp.	736,700	48,011
	JPMorgan Chase & Co.	760,600	45,043
	Discover Financial Services	515,100	26,229
	Progressive Corp.	445,600	15,658
	CME Group Inc.	162,950	15,651
	Chubb Ltd.	2,407	287
			453,660
Health Care (30.8%)
*	Biogen Inc.	2,690,438	700,375
	Amgen Inc.	4,510,400	676,244
	Eli Lilly & Co.	7,444,500	536,078
*	BioMarin
	Pharmaceutical Inc.	4,634,100	382,221
	Roche Holding AG	1,524,800	374,400
	Novartis AG ADR	3,015,400	218,436
*	Illumina Inc.	1,220,100	197,790
*	QIAGEN NV	8,220,000	183,635
	Medtronic plc	2,083,100	156,232
*	Boston Scientific Corp.	6,608,800	124,312
	Thermo Fisher
	Scientific Inc.	533,600	75,552
*	Seattle Genetics Inc.	1,836,500	64,443
	Abbott Laboratories	1,299,600	54,362
*	Edwards Lifesciences
	Corp.	560,000	49,398
*	Charles River Laboratories
	International Inc.	626,000	47,538
	PerkinElmer Inc.	957,000	47,333
*	Affymetrix Inc.	2,700,600	37,835
*	Waters Corp.	152,000	20,052
*	ImmunoGen Inc.	1,280,000	10,906

14

Capital Opportunity Fund

			Market
			Value•
		Shares	($000)
	Agilent Technologies Inc.	233,000	9,285
	Zimmer Biomet
	Holdings Inc.	50,000	5,332
	AstraZeneca plc ADR	102,000	2,872
*	Cerner Corp.	10,000	530
			3,975,161
Industrials (17.8%)
	Southwest Airlines Co.	10,935,100	489,893
	FedEx Corp.	2,293,974	373,275
*	United Continental
	Holdings Inc.	4,346,200	260,164
	Delta Air Lines Inc.	4,382,000	213,316
	Airbus Group SE	2,893,040	191,686
	American Airlines
	Group Inc.	3,789,400	155,403
*	JetBlue Airways Corp.	6,940,150	146,576
*	Jacobs Engineering
	Group Inc.	2,233,419	97,265
^	Ritchie Bros
	Auctioneers Inc.	2,937,000	79,534
	Rockwell Automation Inc.	620,450	70,576
	Union Pacific Corp.	672,000	53,458
*	AECOM	1,660,000	51,111
	IDEX Corp.	615,000	50,971
	Curtiss-Wright Corp.	500,000	37,835
	CH Robinson
	Worldwide Inc.	180,000	13,361
*	Spirit Airlines Inc.	168,235	8,072
	Alaska Air Group Inc.	60,000	4,921
	Chicago Bridge & Iron
	Co. NV	100,000	3,659
*	Esterline Technologies
	Corp.	30,631	1,963
			2,303,039
Information Technology (32.7%)
*	Adobe Systems Inc.	3,759,200	352,613
	Texas Instruments Inc.	4,921,400	282,587
	Microsoft Corp.	4,750,000	262,342
	SanDisk Corp.	2,834,377	215,639
*	Alphabet Inc. Class A	279,730	213,406
	NVIDIA Corp.	5,959,400	212,333
*	Alphabet Inc. Class C	283,674	211,323
	NetApp Inc.	7,489,200	204,380
*	Flextronics
	International Ltd.	14,727,302	177,611
*	Alibaba Group
	Holding Ltd. ADR	2,204,200	174,198
	Corning Inc.	8,080,000	168,791
*	Trimble Navigation Ltd.	6,440,400	159,722
	ASML Holding NV	1,325,000	133,017
*,^	Cree Inc.	3,944,900	114,797
	KLA-Tencor Corp.	1,418,300	103,266
	EMC Corp.	3,513,800	93,643

			Market
			Value•
		Shares	($000)
*,1	Descartes Systems
	Group Inc.	4,645,000	90,624
	Visa Inc. Class A	1,101,400	84,235
	QUALCOMM Inc.	1,623,700	83,036
*,^	BlackBerry Ltd.	9,408,200	76,112
*	Micron Technology Inc.	7,230,000	75,698
*	Rambus Inc.	4,980,000	68,475
	Hewlett Packard
	Enterprise Co.	2,668,000	47,304
*	Nuance
	Communications Inc.	2,495,000	46,632
	Plantronics Inc.	1,150,000	45,069
*,1	FormFactor Inc.	5,809,700	42,237
*,^	NeuStar Inc. Class A	1,653,416	40,674
*	Electronic Arts Inc.	570,000	37,683
	Intuit Inc.	350,000	36,404
	HP Inc.	2,820,000	34,742
	Telefonaktiebolaget LM
	Ericsson ADR	3,230,000	32,397
	Apple Inc.	261,000	28,446
*	PayPal Holdings Inc.	733,100	28,298
*,^	VMware Inc. Class A	536,700	28,075
*	Entegris Inc.	2,019,231	27,502
	Jabil Circuit Inc.	1,175,000	22,642
	FEI Co.	248,000	22,074
*	Keysight Technologies Inc.	708,161	19,644
*	eBay Inc.	732,600	17,480
*	Yahoo! Inc.	474,300	17,459
*	F5 Networks Inc.	160,000	16,936
	Analog Devices Inc.	230,000	13,614
	Intel Corp.	400,000	12,940
	Teradyne Inc.	580,000	12,522
*	Ciena Corp.	500,000	9,510
	Applied Materials Inc.	385,000	8,154
*,^	Mobileye NV	146,031	5,445
	Brocade Communications
	Systems Inc.	400,000	4,232
*	salesforce.com inc	26,400	1,949
	MasterCard Inc. Class A	15,000	1,418
*,^	SMART Technologies Inc.	3,674,304	1,323
*,^	Arista Networks Inc.	15,500	978
*	Workday Inc. Class A	10,000	768
*	Twitter Inc.	12,680	210
			4,222,609
Materials (1.6%)
	Monsanto Co.	2,318,786	203,450

Telecommunication Services (0.9%)
	AT&T Inc.	2,906,266	113,839
*,^	Sprint Corp.	230,000	800
			114,639
Total Common Stocks
(Cost $6,628,561)			12,648,179

15

Capital Opportunity Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (4.0%)
Money Market Fund (4.0%)
[2,3] Vanguard Market Liquidity
Fund, 0.495%
(Cost $518,858)	518,858,000	518,858
Total Investments (101.9%)
(Cost $7,147,419)		13,167,037

		Amount
		($000)
Other Assets and Liabilities (-1.9%)
Other Assets
Investment in Vanguard		1,109
Receivables for Investment Securities Sold 1,830
Receivables for Accrued Income		12,483
Receivables for Capital Shares Issued		2,365
Other Assets		5,409
Total Other Assets		23,196
Liabilities
Payables for Investment Securities
Purchased		(778)
Collateral for Securities on Loan		(106,027)
Payables for Investment Advisor		(7,718)
Payables for Capital Shares Redeemed		(139,608)
Payables to Vanguard		(18,019)
Other Liabilities		(5)
Total Liabilities		(272,155)
Net Assets (100%)		12,918,078

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	6,662,511
Undistributed Net Investment Income	23,031
Accumulated Net Realized Gains	212,973
Unrealized Appreciation (Depreciation)
Investment Securities	6,019,618
Foreign Currencies	(55)
Net Assets	12,918,078

Investor Shares—Net Assets
Applicable to 44,721,074 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,224,558
Net Asset Value Per Share—
Investor Shares	$49.74

Admiral Shares—Net Assets
Applicable to 93,115,830 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,693,520
Net Asset Value Per Share—
Admiral Shares	$114.84

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $102,768,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $106,027,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Opportunity Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Dividends[1]	79,224
Interest	1,040
Securities Lending	884
Total Income	81,148
Expenses
Investment Advisory Fees—Note B	15,973
The Vanguard Group—Note C
Management and Administrative—Investor Shares	1,882
Management and Administrative—Admiral Shares	6,148
Marketing and Distribution—Investor Shares	236
Marketing and Distribution—Admiral Shares	392
Custodian Fees	94
Shareholders’ Reports—Investor Shares	19
Shareholders’ Reports—Admiral Shares	25
Trustees’ Fees and Expenses	7
Total Expenses	24,776
Net Investment Income	56,372
Realized Net Gain (Loss)
Investment Securities Sold	251,321
Foreign Currencies	(37)
Realized Net Gain (Loss)	251,284
Change in Unrealized Appreciation (Depreciation)
Investment Securities	231,465
Foreign Currencies	157
Change in Unrealized Appreciation (Depreciation)	231,622
Net Increase (Decrease) in Net Assets Resulting from Operations	539,278
1 Dividends are net of foreign withholding taxes of $3,331,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Opportunity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	56,372	98,542
Realized Net Gain (Loss)	251,284	706,716
Change in Unrealized Appreciation (Depreciation)	231,622	(559,499)
Net Increase (Decrease) in Net Assets Resulting from Operations	539,278	245,759
Distributions
Net Investment Income
Investor Shares	(13,445)	(16,335)
Admiral Shares	(71,675)	(69,765)
Realized Capital Gain[1]
Investor Shares	(109,093)	(99,546)
Admiral Shares	(507,435)	(370,543)
Total Distributions	(701,648)	(556,189)
Capital Share Transactions
Investor Shares	(29,832)	(487,925)
Admiral Shares	248,341	816,562
Net Increase (Decrease) from Capital Share Transactions	218,509	328,637
Total Increase (Decrease)	56,139	18,207
Net Assets
Beginning of Period	12,861,939	12,843,732
End of Period[2]	12,918,078	12,861,939
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $3,304,000 and $10,268,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $23,031,000 and $51,816,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$50.25	$51.42	$44.57	$33.22	$28.17	$29.59
Investment Operations
Net Investment Income	.208	.349	.272	.270	.216	.151
Net Realized and Unrealized Gain (Loss)
on Investments	2.007	.666	8.314	12.395	6.464	(1.450)
Total from Investment Operations	2.215	1.015	8.586	12.665	6.680	(1.299)
Distributions
Dividends from Net Investment Income	(. 299)	(. 308)	(. 072)[1]	(. 385)[1]	(.161)	(.121)
Distributions from Realized Capital Gains	(2.426)	(1.877)	(1.664)	(.930)	(1.469)	—
Total Distributions	(2.725)	(2.185)	(1.736)	(1.315)	(1.630)	(.121)
Net Asset Value, End of Period	$49.74	$50.25	$51.42	$44.57	$33.22	$28.17

Total Return[2]	4.20%	1.72%	19.85%	39.40%	24.62%	-4.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,225	$2,283	$2,793	$2,720	$2,432	$2,412
Ratio of Total Expenses to
Average Net Assets	0.43%	0.45%	0.47%	0.48%	0.48%	0.48%
Ratio of Net Investment Income to
Average Net Assets	0.80%	0.65%	0.57%	0.68%	0.67%	0.45%
Portfolio Turnover Rate	7%	7%	7%	9%	9%	9%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Fiscal 2013 dividends from net investment income include $.157 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Opportunity Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$116.06	$118.79	$102.97	$76.75	$65.10	$68.38
Investment Operations
Net Investment Income	. 517	. 916.728		.707	. 559	. 400
Net Realized and Unrealized Gain (Loss)
on Investments	4.654	1.504	19.185	28.613	14.917	(3.358)
Total from Investment Operations	5.171	2.420	19.913	29.320	15.476	(2.958)
Distributions
Dividends from Net Investment Income	(.791)	(. 816)	(. 251)[1]	(. 953)[1]	(. 434)	(. 322)
Distributions from Realized Capital Gains	(5.600)	(4.334)	(3.842)	(2.147)	(3.392)	—
Total Distributions	(6.391)	(5.150)	(4.093)	(3.100)	(3.826)	(.322)
Net Asset Value, End of Period	$114.84	$116.06	$118.79	$102.97	$76.75	$65.10

Total Return[2]	4.24%	1.78%	19.94%	39.50%	24.69%	-4.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,694	$10,579	$10,051	$7,927	$5,045	$4,342
Ratio of Total Expenses to
Average Net Assets	0.37%	0.38%	0.40%	0.41%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.86%	0.72%	0.64%	0.75%	0.74%	0.52%
Portfolio Turnover Rate	7%	7%	7%	9%	9%	9%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Fiscal 2013 dividends from net investment income include $.363 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities

21

Capital Opportunity Fund

lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2016, the investment advisory fee represented an effective annual rate of 0.24% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

22

Capital Opportunity Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $1,109,000, representing 0.01% of the fund’s net assets and 0.44% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	12,082,093	566,086	—
Temporary Cash Investments	518,858	—	—
Total	12,600,951	566,086	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2016, the fund realized net foreign currency losses of $37,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At March 31, 2016, the cost of investment securities for tax purposes was $7,147,419,000. Net unrealized appreciation of investment securities for tax purposes was $6,019,618,000, consisting of unrealized gains of $6,501,286,000 on securities that had risen in value since their purchase and $481,668,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2016, the fund purchased $487,498,000 of investment securities and sold $448,363,000 of investment securities, other than temporary cash investments.

23

Capital Opportunity Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2016		September 30, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	118,453	2,373	365,789	6,845
Issued in Lieu of Cash Distributions	117,285	2,266	111,603	2,090
Redeemed	(265,570)	(5,347)	(965,317)	(17,816)
Net Increase (Decrease)—Investor Shares	(29,832)	(708)	(487,925)	(8,881)
Admiral Shares
Issued	269,019	2,342	1,187,443	9,514
Issued in Lieu of Cash Distributions	526,393	4,406	403,938	3,277
Redeemed	(547,071)	(4,783)	(774,819)	(6,256)
Net Increase (Decrease)—Admiral Shares	248,341	1,965	816,562	6,535

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Descartes Systems Group Inc.	82,170	—	—	—	—	90,624
FormFactor Inc.	39,390	—	—	—	—	42,237
Vanguard Market Liquidity Fund	877,225	NA1	NA1	1,040	—	518,858
Total	998,785			1,040	—	651,719
1 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	9/30/2015	3/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,041.97	$2.20
Admiral Shares	1,000.00	1,042.42	1.89
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.85	$2.17
Admiral Shares	1,000.00	1,023.15	1.87
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.37% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Capital Opportunity Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth-equity investing. The portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach that the advisor employs is designed to emphasize individual decision-making and enable each portfolio manager to invest only in his or her highest-conviction ideas. PRIMECAP’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. PRIMECAP Management has managed the fund since 1998.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1112 052016

Semiannual Report | March 31, 2016

Vanguard Global Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	30
Trustees Approve Advisory Arrangements.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard Global Equity Fund	4.99%
MSCI All Country World Index	5.28
Global Funds Average	4.18
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$22.85	$23.58	$0.405	$0.000

1

Chairman’s Letter

Dear Shareholder,

Amid considerable stock market volatility, Vanguard Global Equity Fund returned about 5% for the six months ended March 31, 2016. This placed it in line with its benchmark index and ahead of the average return of international peer funds.

Your fund’s holdings outperformed the benchmark’s in emerging markets but lagged in the United States—a reversal from its previous 12-months’ results.

Currency effects also reversed. In recent letters, I’ve discussed the role of the stronger U.S. dollar, which—broadly speaking—had been trimming international stocks’ returns when translated into dollars for U.S. investors. For the six months covered in this report, however, currency effects were more nuanced. The dollar’s weakness against Japan’s yen and the euro boosted returns from markets using those currencies when translated into dollars for U.S.-based investors. But dollar strength against the British pound took a bite out of U.K stock returns. Currency translation effects were minimal for emerging markets overall.

En route to solid half-year results, stocks charted an uneven course
The broad U.S. stock market returned about 7% for the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

2

Stocks rallied in March as investors again seemed encouraged by news about monetary policy, especially after the Federal Reserve indicated that it would raise interest rates fewer times in 2016 than had been expected.

International stocks returned about 3% after surging more than 8% in March. Stocks from emerging markets and from developed Pacific markets outperformed developed European stocks, which were nearly flat.

Bonds produced gains following a subpar start
The broad U.S. taxable bond market returned more than 2% for the fiscal half year. Returns were weak in the first three months, which culminated with the Fed’s quarter-percentage-point interest rate increase in December.

But with stocks volatile and the Fed indicating it would proceed cautiously with future rate hikes, bonds rallied in the final three months. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s still-low target rate of 0.25%–0.5%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned almost 7%. Like stocks,

Market Barometer

			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

3

international bond returns for U.S.-based investors benefited from dollar weakness. Even in local currencies, however, international bond returns were solidly positive. They were helped by the additional stimulus measures taken in Europe and Asia to combat weak growth and low inflation.

Emerging markets lifted the fund; developed markets had mixed returns
Anyone expecting markets to settle down a bit after the Fed’s long-anticipated rate increase would have been disappointed. In January, many U.S. and international stock markets fell into or near bear market territory, in part because of concerns about global economic growth, especially in China. (A decline of 20% or more lasting at least two months generally qualifies as a bear market.)

Much has been written about slower growth in China as its leaders transition the economy from one heavily dependent on investment and exports toward one driven more by domestic consumption and services. Although this long-term process isn’t “news,” markets still tend to react—and sometimes overreact—to each new release of Chinese data. The world’s most populous nation and second-largest economy matters because so many other countries, both emerging and developed, depend on exports to it. Several bouts of dramatic swings in mainland China’s stock markets have also unsettled investors.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Global Equity Fund	0.57%	1.27%
The fund expense ratio shown is from the prospectus dated January 28, 2016, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2016, the fund’s annualized expense ratio was 0.52%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Global Funds.

4

Even as the China constituents in the benchmark index declined, the advisors’ China selections posted a double-digit advance. This helped the Global Equity Fund outperform the benchmark’s return from emerging markets. Developed Europe, which made up about 20% of fund assets, was another source of strength: In some of the largest European markets, the fund outpaced the benchmark. It also did so in Japan.

In contrast, the fund’s U.S. holdings were a step behind the benchmark’s nearly 8% return from U.S. stocks. By virtue

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

5

of their size—about half of total assets—the fund’s U.S. stocks are a major driver of both its absolute and relative results.

Almost all industry sectors finished the period in positive territory. Compared with the benchmark, the advisors’ sizable commitment to, and selection among, information technology stocks was helpful. Health care and financials also enhanced returns, while energy holdings weighed on results.

For more about the advisors’ strategies and the fund’s positioning during the six months, see the Advisors’ Report that follows this letter.

Consider rebalancing to manage your risk
After you’ve created an investment portfolio—with a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance—what’s next?

As stocks and bonds rise or fall over time, and your portfolio drifts from its original asset allocation, you should consider rebalancing back to your targets. Just one year of outsized returns can throw your allocation out of whack. Take, for example, a year like 2013, when the broad U.S. stock market returned nearly 34% and the broad taxable bond market declined: A hypothetical simple portfolio that started that year with 60% stocks and 40% bonds would have ended it with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing means shifting dollars from assets that have performed well toward those that have fallen behind. That isn’t easy or intuitive—but it helps to manage risk, because over time riskier assets tend to grow faster. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

You might consider, for example, monitoring your portfolio annually or semiannually and rebalancing when your allocations shift about 5 percentage points from their targets.

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account, or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 18, 2016

Advisors’ Report

For the six months ended March 31, 2016, Vanguard Global Equity Fund returned 4.99%, in line with its benchmark index and ahead of the average return of its peers. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the half year and its effect on portfolio positioning. These comments were prepared on April 12, 2016.

Marathon Asset Management LLP

Portfolio Managers:

Neil M. Ostrer, Co-Head of Global Equity

William J. Arah, Co-Head of Global Equity

Global markets rallied after a volatile summer of mounting concerns over a China economic slowdown and a further softening of commodity prices. Recently those concerns have abated, with most emerging markets rising sharply and commodity prices firming.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Marathon Asset Management	33	1,413	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Baillie Gifford Overseas Ltd.	33	1,399	A long-term, active, bottom-up investment approach is
			used to identify companies that can generate
			above-average growth in earnings and cash flow.
Acadian Asset Management LLC	32	1,372	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 35,000
			securities in the global universe.
Cash Investments	2	88	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Stock selection supported our portfolio’s results, but regional allocations—especially an overweight to Japan and a marked underweight to the United States—hindered them. Corresponding currency exposure contributed slightly.

U.S. stock selection was particularly strong, led by several larger stakes in high-quality businesses. Our overweighting of blue-chip consumer staples companies Johnson & Johnson and Procter & Gamble helped. Broad positive sentiment across the property and casualty insurance industry buoyed Travelers Company, while McDonald’s rallied on improved sentiment and comparative sales data. Not owning several larger U.S. equity benchmark constituents—for example, AT&T, Verizon, General Electric, and Facebook—hurt performance, as did a lack of exposure to the U.S. oil majors.

In Canada, an overweight to Canadian Natural Resources lifted returns as oil prices rallied. Not owning scandal-plagued Valeant Pharmaceuticals also helped. Although our overweight to Europe hurt performance slightly, stock selection—especially an overweight to Danish wind turbine manufacturer Vestas Wind Systems—helped it. The Japanese market lagged overall; our overweight detracted, and the Bank of Japan’s shift to negative interest weighed on several of our financial holdings, including supraregional bank Resona and Dai-Ichi Life Insurance.

We remain underweight to North America, as valuations and profit margins are elevated. We favor defensive high-quality businesses where company-specific changes are occurring and where the market is undervaluing the persistence of the company’s returns. We also hold capital cycle “clusters” of investments within diverse industries such as insurance, semiconductors, coatings/ paints, and southern timberlands. Overweights to Europe and Japan continue. In Europe, the ongoing and enhanced quantitative easing program, the much weaker oil price, and the Fed’s decision to take their tightening program slowly should benefit risk asset prices.

Areas of concern include weakness in emerging-market economies (especially China, Brazil, and Russia) and the slight slowdown in the U.S. economy. Heightened geopolitical uncertainty persists as the United Kingdom moves toward its Brexit referendum. The possibility of a Fed tightening in the not-too-distant future is another concern, and increased terrorist activity in Europe is unsettling.

Despite foreign selling pressure, 2016 is on track to be a record year for share buybacks in Japan, as trust banks and the Bank of Japan continue to buy. With valuations compelling and recent events increasing pressure on management to change, our micro outlook remains positive. Shorter-term volatility in the Japanese market will remain high, but any end to foreign selling should trigger a sharp rebound.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Charles Plowden, Joint Senior Partner
and Investment Manager

Spencer Adair, CFA,
Partner and Investment Manager,
Global Alpha Strategy

Malcolm MacColl,
Partner and Investment Manager,
Global Alpha Strategy

Although global stock markets ended the half year higher than they began it, the volatility seen during the period reminded us that equity investing is not always a smooth ride. Toward the end of 2015 and early in 2016, share price moves were broadly negative, as investors worried about a slowdown in the Chinese economy and interest rate rises in the United States. Observant readers will note these concerns are not new. However, as the new year progressed sentiment improved, perhaps bolstered by an increase in the oil price and recognition that the U.S. economy is growing steadily.

Against this backdrop, stock selection helped our results. Despite negative headlines surrounding China, Baidu (search engine) and Alibaba (e-commerce) boosted our performance. Both companies stand to benefit from the new direction of the Chinese economy, which is increasingly consumption-driven. More important, they have been investing for the future, and this is paying off with impressive rates of growth. Elsewhere, Alphabet (formerly Google) and Amazon have also been strong contributors. While these online giants operate closer to home, they share with their Chinese peers the same willingness to invest to drive long-term returns. We continue to search for such forward-thinking companies.

Portfolio turnover remains low, consistent with our long-term approach. However, we have sought to take advantage of stock market volatility in order to buy high-quality companies at attractive prices. We have increased existing holdings in SAP (software producer) and Moody’s (credit ratings agency), and we have bought a new holding in Novo Nordisk (the world’s leading insulin producer). Conversely, we have sold companies whose growth prospects now look less compelling. These include Twitter (social media platform), which we think is struggling to compete with Facebook, and PayPal (online payments), which has failed to sufficiently invest to establish market dominance.

Although speculation about the rate of global growth will likely persist, we remain positive and confident in the positioning of our portfolio, which is well diversified across a range of growth companies. Regardless of what global economies may do in the short term, we remain focused on finding the best companies across the world; it is these businesses that will drive returns in the long run.

Acadian Asset Management LLC

Portfolio Managers:

John R. Chisholm, CFA,
Executive Vice President and
Chief Investment Officer

Brendan O. Bradley, Ph.D.,
Senior Vice President and
Director of Portfolio Management

In late 2015, global equity markets were buoyed by an October rally in which cyclical segments recovered and volatility retreated from earlier levels. For much of the remainder of the quarter, investors fluctuated between optimism driven by strength of the U.S. economy and hopes for continued central bank easing in Japan and Europe, and pessimism fueled in part by geopolitical worries, disappointing signals from the European Central Bank and Bank of Japan, and pronounced weakness in energy prices.

Following the Federal Reserve’s December decision to raise interest rates for the first time in over nine years, market reaction was mixed. It alternated between excitement over what the move signaled for the health of the U.S. economy (as well as indications of a modest tightening path) and renewed concern as a number of other factors weighed on sentiment.

Volatility returned to financial markets at the start of 2016, with major equity indices posting steep losses amid renewed worries about economic growth, particularly in China and other emerging markets, as well as about the effect of plunging oil prices on already-weak inflation around the globe. Indications of a more cautious stance from the Fed, ramifications from energy price weakness, and a banking sector under mounting pressures helped solidify a “risk-off” tone. But global equities regained some ground in March on the back of more stable oil prices and the Fed’s decision to leave rates on hold.

We focus on attractively valued stocks that appear likely to rise in price based on earnings data, price characteristics, and quality. Key overweighted markets, based on bottom-up stock selection, included Taiwan, the U.S., Canada, and South Korea. We were underweight in the United Kingdom, France, Switzerland, and Spain. In terms of sectors, our focus was on energy, information technology, and health care. We notably underweighted consumer discretionary, materials, and consumer staples.

Some stock selections disappointed, but we added value at the country level. The majority of our disappointments came from the United States, where energy holdings were most costly. Our U.S. consumer discretionary and information technology holdings also hurt performance. Conversely, our selections in Japan were a bright spot. From a country allocation standpoint, underweighting of the United Kingdom and Switzerland and overweighting of Taiwan helped results.

Global Equity Fund

Fund Profile
As of March 31, 2016

Portfolio Characteristics
		MSCI All
		Country
	Fund	World Index
Number of Stocks	820	2,474
Median Market Cap	$19.5B	$43.4B
Price/Earnings Ratio	19.8x	19.7x
Price/Book Ratio	2.2x	2.0x
Return on Equity	15.9%	16.8%
Earnings Growth
Rate	8.2%	7.6%
Dividend Yield	2.0%	2.6%
Turnover Rate
(Annualized)	38%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.57%	—
Short-Term Reserves	1.4%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
	Fund	World Index
Consumer Discretionary	12.1%	12.9%
Consumer Staples	10.1	10.7
Energy	5.1	6.5
Financials	20.4	20.4
Health Care	11.6	11.7
Industrials	13.3	10.5
Information Technology	18.6	15.0
Materials	3.8	4.8
Telecommunication Services	3.9	4.0
Utilities	1.1	3.5

Volatility Measures
MSCI All
Country
World Index
R-Squared	0.96
Beta	0.95
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.5%
Amazon.com Inc.	Internet Retail	1.4
Samsung Electronics Co.	Technology
Ltd.	Hardware, Storage &
	Peripherals	1.3
Anthem Inc.	Managed Health
	Care	1.2
Procter & Gamble Co.	Household Products	1.2
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	1.1
Alphabet Inc.	Internet Software &
	Services	1.1
Prudential plc	Life & Health
	Insurance	1.0
Naspers Ltd.	Cable & Satellite	1.0
Berkshire Hathaway Inc.	Multi-Sector Holdings	0.9
Top Ten		11.7%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated January 28, 2016, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2016, the annualized expense ratio was 0.52%.

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	6.3%	6.5%
Germany	2.7	3.1
Switzerland	2.4	3.1
Ireland	2.1	0.2
Sweden	1.4	1.0
Denmark	1.3	0.7
Netherlands	1.0	1.0
Other	3.4	6.3
Subtotal	20.6%	21.9%
Pacific
Japan	9.2%	7.5%
South Korea	2.5	1.6
Hong Kong	1.4	1.1
Australia	1.3	2.4
Other	0.5	0.6
Subtotal	14.9%	13.2%
Emerging Markets
Taiwan	3.0%	1.3%
China	2.2	2.4
South Africa	1.3	0.7
India	1.2	0.8
Other	2.7	3.1
Subtotal	10.4%	8.3%
North America
United States	50.6%	53.3%
Canada	3.5	3.1
Subtotal	54.1%	56.4%
Middle East	0.0%	0.2%

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception	One	Five	Ten
	Date	Year	Years	Years
Global Equity Fund	8/14/1995	-4.08%	6.61%	4.20%

See Financial Highlights for dividend and capital gains information.

Global Equity Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of March 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Australia †		50,633	1.2%

Austria †		2,713	0.1%

Belgium †		3,887	0.1%

Brazil †		23,901	0.6%

Canada
Toronto-Dominion Bank	531,800	22,955	0.5%
Royal Bank of Canada	369,800	21,307	0.5%
Bank of Montreal	325,800	19,785	0.5%
Canada—Other †		83,041	1.9%
		147,088	3.4%

Chile †		12,218	0.3%

China
* Baidu Inc. ADR	112,803	21,532	0.5%
China Mobile Ltd.	1,920,500	21,269	0.5%
* Alibaba Group Holding Ltd. ADR	264,258	20,884	0.5%
China—Other †		27,715	0.6%
		91,400	2.1%

Colombia †		2,265	0.1%

Cyprus †		1,066	0.0%

Czech Republic †		628	0.0%

Denmark †		52,860	1.2%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Finland †		19,957	0.5%
France †		28,720	0.7%
Germany
SAP SE	438,797	35,309	0.8%
Germany—Other †		73,252	1.7%
		108,561	2.5%

Greece †		2,162	0.1%
Hong Kong
AIA Group Ltd.	3,915,000	22,253	0.5%
Hong Kong—Other †		35,603	0.9%
		57,856	1.4%

India †		47,304	1.1%
Indonesia †		6,241	0.1%
Ireland
CRH plc	1,344,502	37,934	0.9%
Ryanair Holdings plc ADR	363,887	31,229	0.7%
Ireland—Other †		19,671	0.5%
		88,834	2.1%

Israel †		979	0.0%
Italy †		22,556	0.5%
Japan
MS&AD Insurance Group Holdings Inc.	1,187,400	33,094	0.8%
Nippon Telegraph & Telephone Corp.	713,100	30,804	0.7%
Daito Trust Construction Co. Ltd.	147,600	20,935	0.5%
NTT Data Corp.	127,500	6,394	0.2%
NTT DOCOMO Inc.	194,800	4,428	0.1%
NTT Urban Development Corp.	181,500	1,776	0.0%
Japan—Other †		279,760	6.5%
		377,191	8.8%

Luxembourg †		341	0.0%
Malaysia †		10,742	0.3%
Mexico †		4,432	0.1%
Netherlands
Unilever NV	593,391	26,678	0.6%
Netherlands—Other †		13,906	0.4%
		40,584	1.0%

New Zealand †		1,681	0.0%
Norway †		34,162	0.8%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Other
1 Vanguard FTSE Emerging Markets ETF	278,580	9,633	0.2%

Peru †		7,838	0.2%

Philippines †		2,033	0.0%

Poland †		4,604	0.1%

Qatar †		1,599	0.0%

Russia †		21,469	0.5%

Singapore †		22,419	0.5%

South Africa
Naspers Ltd.	294,227	41,015	1.0%
South Africa—Other †		13,549	0.3%
		54,564	1.3%
South Korea
Samsung Electronics Co. Ltd.	33,878	38,879	0.9%
Samsung Electronics Co. Ltd. GDR	32,887	18,707	0.4%
South Korea—Other †		48,892	1.2%
		106,478	2.5%

Spain †		15,997	0.4%

Sweden
Svenska Handelsbanken AB Class A	1,788,596	22,690	0.5%
Sweden—Other †		36,458	0.9%
		59,148	1.4%
Switzerland
Nestle SA	369,713	27,588	0.6%
Switzerland—Other †		71,412	1.7%
		99,000	2.3%
Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,061,237	54,004	1.3%
Hon Hai Precision Industry Co. Ltd.	10,135,198	26,678	0.6%
Chunghwa Telecom Co. Ltd.	6,275,000	21,352	0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,160,577	10,777	0.2%
Taiwan—Other †		13,021	0.3%
		125,832	2.9%

Thailand †		4,574	0.1%

Turkey †		2,394	0.1%

United Kingdom
Prudential plc	2,210,527	41,135	1.0%
Reckitt Benckiser Group plc	225,195	21,722	0.5%
Royal Dutch Shell plc Class A	875,023	21,205	0.5%
Wolseley plc	338,620	19,115	0.5%
2 United Kingdom—Other †		155,330	3.6%
		258,507	6.1%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
United States
Consumer Discretionary
* Amazon.com Inc.	104,267	61,897	1.4%
Royal Caribbean Cruises Ltd.	590,794	48,534	1.1%
* CarMax Inc.	409,012	20,901	0.5%
Comcast Corp. Class A	316,627	19,340	0.5%
Consumer Discretionary—Other †		122,145	2.9%
		272,817	6.4%
Consumer Staples
Procter & Gamble Co.	599,034	49,307	1.2%
Colgate-Palmolive Co.	535,459	37,830	0.9%
PepsiCo Inc.	271,082	27,780	0.7%
Coca-Cola Co.	482,217	22,370	0.5%
Consumer Staples—Other †		91,655	2.1%
		228,942	5.4%
Energy
Valero Energy Corp.	313,701	20,121	0.5%
Energy—Other †		103,331	2.4%
		123,452	2.9%
Financials
* Berkshire Hathaway Inc. Class B	270,638	38,398	0.9%
* Markel Corp.	35,603	31,743	0.7%
First Republic Bank	434,254	28,939	0.7%
Moody’s Corp.	294,954	28,481	0.7%
TD Ameritrade Holding Corp.	794,464	25,049	0.6%
US Bancorp	497,303	20,185	0.5%
Travelers Cos. Inc.	170,454	19,894	0.5%
Financials—Other †		168,245	3.9%
		360,934	8.5%
Health Care
Anthem Inc.	376,549	52,337	1.2%
Johnson & Johnson	324,072	35,065	0.8%
* Waters Corp.	200,553	26,457	0.6%
Health Care—Other †		250,981	5.9%
		364,840	8.5%
Industrials
Alaska Air Group Inc.	271,581	22,275	0.5%
Industrials—Other †		171,041	4.0%
		193,316	4.5%
Information Technology
* Alphabet Inc. Class C	53,332	39,730	0.9%
Visa Inc. Class A	279,016	21,339	0.5%
Linear Technology Corp.	449,606	20,034	0.5%
* Alphabet Inc. Class A	7,590	5,790	0.1%
Information Technology—Other †		337,386	7.9%
		424,279	9.9%
Materials
Praxair Inc.	269,045	30,792	0.7%
Materials—Other †		45,534	1.1%
		76,326	1.8%

Other †		—	0.0%

Global Equity Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Telecommunication Services
AT&T Inc.		762,215	29,856	0.7%
Telecommunication Services—Other †			8,947	0.2%
			38,803	0.9%
			2,083,709	48.8%
Total Common Stocks (Cost $3,732,846)			4,120,760	96.5%[3]

	Coupon
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.495%	164,325,710	164,326	3.8%

6U.S. Government and Agency Obligations †			7,996	0.2%
Total Temporary Cash Investments (Cost $172,322)			172,322	4.0%[3]
[7]Total Investments (Cost $3,905,168)			4,293,082	100.5%

		Amount
		($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard	356
Receivables for Investment Securities Sold	8,218
Receivables for Accrued Income	14,097
Receivables for Capital Shares Issued	751
Other Assets	10,309
Total Other Assets	33,731	0.8%
Liabilities
Payables for Investment Securities Purchased	(3,990)
Collateral for Securities on Loan	(37,132)
Payables to Investment Advisor	(3,003)
Payables for Capital Shares Redeemed	(1,643)
Payables to Vanguard	(8,746)
Other Liabilities	(430)
Total Liabilities	(54,944)	(1.3%)
Net Assets	4,271,869	100.0%

Net Assets
Applicable to 181,139,165 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,271,869
Net Asset Value Per Share		23.58

Global Equity Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	4,252,534
Undistributed Net Investment Income	245
Accumulated Net Realized Losses	(370,206)
Unrealized Appreciation (Depreciation)
Investment Securities	387,914
Futures Contracts	971
Forward Currency Contracts	434
Foreign Currencies	(23)
Net Assets	4,271,869

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate value of these securities was $3,256,000, representing 0.1% of net assets.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 2.2%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $37,132,000 of collateral received for securities on loan.
6 Securities with a value of $4,799,000 have been segregated as initial margin for open futures contracts.
7 The total value of securities on loan is $34,594,000.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Dividends[1,2]	41,031
Interest[2]	242
Securities Lending	1,017
Total Income	42,290
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,119
Performance Adjustment	1,245
The Vanguard Group—Note C
Management and Administrative	4,118
Marketing and Distribution	265
Custodian Fees	256
Shareholders’ Reports	31
Trustees’ Fees and Expenses	3
Total Expenses	11,037
Net Investment Income	31,253
Realized Net Gain (Loss)
Investment Securities Sold[2]	(3,309)
Futures Contracts	824
Foreign Currencies and Forward Currency Contracts	(252)
Realized Net Gain (Loss)	(2,737)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	173,110
Futures Contracts	2,473
Foreign Currencies and Forward Currency Contracts	1,165
Change in Unrealized Appreciation (Depreciation)	176,748
Net Increase (Decrease) in Net Assets Resulting from Operations	205,264
1 Dividends are net of foreign withholding taxes of $2,188,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $221,000, $232,000, and ($91,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,253	67,373
Realized Net Gain (Loss)	(2,737)	237,228
Change in Unrealized Appreciation (Depreciation)	176,748	(475,371)
Net Increase (Decrease) in Net Assets Resulting from Operations	205,264	(170,770)
Distributions
Net Investment Income	(72,900)	(69,095)
Realized Capital Gain	—	—
Total Distributions	(72,900)	(69,095)
Capital Share Transactions
Issued	200,604	435,287
Issued in Lieu of Cash Distributions	68,287	65,332
Redeemed	(272,887)	(648,717)
Net Increase (Decrease) from Capital Share Transactions	(3,996)	(148,098)
Total Increase (Decrease)	128,368	(387,963)
Net Assets
Beginning of Period	4,143,501	4,531,464
End of Period[1]	4,271,869	4,143,501
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $245,000 and $42,018,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.85	$24.19	$21.94	$18.21	$15.24	$16.74
Investment Operations
Net Investment Income	.175	.373	.353	.342	.320	.345[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.960	(1.338)	2.255	3.730	3.012	(1.525)
Total from Investment Operations	1.135	(.965)	2.608	4.072	3.332	(1.180)
Distributions
Dividends from Net Investment Income	(. 405)	(. 375)	(. 358)	(. 342)	(. 362)	(. 320)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 405)	(. 375)	(. 358)	(. 342)	(. 362)	(. 320)
Net Asset Value, End of Period	$23.58	$22.85	$24.19	$21.94	$18.21	$15.24

Total Return[2]	4.99%	-4.09%	11.95%	22.72%	22.20%	-7.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,272	$4,144	$4,531	$4,499	$3,853	$3,330
Ratio of Total Expenses to
Average Net Assets[3]	0.52%	0.57%	0.61%	0.61%	0.57%	0.54%
Ratio of Net Investment Income to
Average Net Assets	1.49%	1.49%	1.45%	1.69%	1.82%	1.92%
Portfolio Turnover Rate	38%	36%	45%	70%	67%	44%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.06%, 0.08%, 0.08%, 0.07%, 0.02%, and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Global Equity Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended March 31, 2016, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities

Global Equity Fund

lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Marathon Asset Management LLP, Baillie Gifford Overseas Ltd., and Acadian Asset Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Marathon Asset Management LLP, Baillie Gifford Overseas Ltd., and Acadian Asset Management LLC are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended March 31, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before an increase of $1,245,000 (0.06%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Global Equity Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $356,000, representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	368,600	1,668,451	—
Common Stocks—United States	2,083,709	—	—
Temporary Cash Investments	164,326	7,996	—
Futures Contracts—Assets[1]	45	—	—
Futures Contracts—Liabilities[1]	(357)	—	—
Forward Currency Contracts—Assets	—	507	—
Forward Currency Contracts—Liabilities	—	(73)	—
Total	2,616,323	1,676,881	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	45	507	552
Liabilities	(357)	(73)	(430)

Global Equity Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended March 31, 2016, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	824	—	824
Forward Currency Contracts	—	(276)	(276)
Realized Net Gain (Loss) on Derivatives	824	(276)	548

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,473	—	2,473
Forward Currency Contracts	—	804	804
Change in Unrealized Appreciation (Depreciation) on Derivatives	2,473	804	3,277

At March 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2016	467	47,903	978
Dow Jones EURO STOXX 50 Index	June 2016	369	12,325	(269)
Topix Index	June 2016	60	7,193	291
FTSE 100 Index	June 2016	76	6,678	9
S&P ASX 200 Index	June 2016	32	3,118	(38)
				971

Unrealized appreciation (depreciation) on open E-mini S&P 500 Index, Dow Jones EURO STOXX 50 Index, and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Global Equity Fund

At March 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Deutsche Bank AG	6/22/16	EUR	12,481	USD	13,854	386
BNP Paribas	6/14/16	JPY	904,901	USD	8,052	6
Deutsche Bank AG	6/22/16	GBP	5,098	USD	7,380	(56)
Morgan Stanley Capital Services LLC	6/21/16	AUD	4,845	USD	3,586	114
BNP Paribas	6/22/16	GBP	153	USD	222	(2)
Barclays Bank PLC	6/22/16	USD	1,618	EUR	1,429	(12)
Barclays Bank PLC	6/14/16	USD	1,102	JPY	123,750	—
Citibank, N.A.	6/22/16	USD	871	GBP	606	1
JPMorgan Chase Bank, N.A.	6/21/16	USD	569	AUD	749	(3)
						434
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2016, the fund realized net foreign currency gains of $24,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. During the six months ended March 31, 2016, the fund realized gains on the sale of passive foreign investment companies of $10,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at March 31, 2016, had unrealized appreciation of $7,412,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $160,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income.

Global Equity Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2015, the fund had available capital losses totaling $369,785,000 to offset future net capital gains. Of this amount, $343,681,000 is subject to expiration on September 30, 2018. Capital losses of $26,104,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2016, the cost of investment securities for tax purposes was $3,912,580,000. Net unrealized appreciation of investment securities for tax purposes was $380,502,000, consisting of unrealized gains of $694,910,000 on securities that had risen in value since their purchase and $314,408,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2016, the fund purchased $769,264,000 of investment securities and sold $807,243,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	8,615	17,696
Issued in Lieu of Cash Distributions	2,933	2,678
Redeemed	(11,752)	(26,391)
Net Increase (Decrease) in Shares Outstanding	(204)	(6,017)

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	9/30/2015	3/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,049.90	$2.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.40	2.63
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.52%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Global Equity Fund has renewed the fund’s investment advisory arrangements with Acadian Asset Management LLC (Acadian), Baillie Gifford Overseas Ltd. (Baillie Gifford), and Marathon Asset Management LLP (Marathon-London). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Acadian. Founded in 1986, Acadian is a Boston-based investment management firm specializing in quantitative equity strategies for developed and emerging markets. Acadian employs a quantitative investment process that selects global stocks. The firm’s investment process builds portfolios from the bottom up using proprietary valuation models measuring over 20 stock factors and focusing on those that have proven most effective in predicting returns. The result is a rating of all securities in the Acadian database in terms of each stock’s expected return relative to its country- and sector-level group. A portfolio optimization program is used to balance the expected return of the stocks with such considerations as the benchmark index, desired level of risk, and transaction cost estimates. Acadian has managed a portion of the fund since 2004.

Baillie Gifford. Founded in 1908, Baillie Gifford, a unit of Baillie Gifford & Co., is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford’s investment approach is based on long-term investments in well-researched and well-managed businesses that enjoy sustainable competitive advantages in their marketplaces. The team invests in four categories of growth stocks: (1) growth stalwarts, or companies with durable franchises; (2) rapid growth, or early stage companies with innovative products or services and a large opportunity for future growth; (3) cyclical growth, or companies highly subject to capital cycles that have strong structural growth prospects and management teams with high capital allocation ability; and (4) latent growth, or companies that are temporarily out of favor but have the ability to accelerate earnings growth over time. Baillie Gifford has managed a portion of the fund since 2008.

Marathon-London. Founded in 1986, Marathon-London uses a bottom-up approach that focuses on stock selection. Traditional company analysis is de-emphasized in favor of assessing enterprise value, corporate strategy, industry competition, and prospective rate of return on new investments. Sector analysis is conducted using long-term capital cycle data to identify sectors with favorable supply and demand dynamics enabling above-average profitability, and country allocations tend to reflect monetary conditions and investor confidence. Marathon-London has advised the fund since its inception in 1995.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Acadian, Baillie Gifford, or Marathon-London in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Acadian, Baillie Gifford, and Marathon-London. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March 31, 2007; MSCI All Country World Index returns net of withholding taxes thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1292 052016

Semiannual Report | March 31, 2016

Vanguard Strategic Small-Cap Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard Strategic Small-Cap Equity Fund	3.22%
MSCI US Small Cap 1750 Index	3.90
Small-Cap Core Funds Average	3.14
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$28.95	$29.21	$0.340	$0.336

1

Chairman’s Letter

Dear Shareholder,

Amid considerable stock market volatility, Vanguard Strategic Small-Cap Equity Fund returned about 3% for the six months ended March 31, 2016. This placed it a bit behind the return of its benchmark, and further behind the broad U.S. market, but slightly ahead of its peers’ average return.

Anyone hoping that markets might become a bit more settled after the Federal Reserve’s long-anticipated December rate increase would have been disappointed. Many U.S. and international stock markets slipped in December and fell even more in January, in part because of concerns about slower global economic growth. Overall, stocks of smaller companies were hit harder as investors sought safe harbors in bonds and larger-company stocks.

Once again, returns varied widely by sector. Utilities earned the best return for the fund, about 20%, while its energy holdings posted a double-digit decline. Compared with the benchmark, strong stock selection within the health care, information technology, and industrial sectors gave the fund an edge, but couldn’t make up for disappointments in energy.

Stocks charted an uneven course en route to a solid outcome
The broad U.S. stock market returned about 7% for the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

2

Stocks rallied in March as investors again seemed encouraged by news about monetary policy, especially after the Fed indicated that it would raise interest rates fewer times in 2016 than previously anticipated.

International stocks returned about 3% after surging more than 8% in March. Stocks from emerging markets and from developed Pacific markets outperformed developed European stocks, which were nearly flat. U.S. dollar-based investors benefited as many foreign currencies strengthened against the dollar, a turn-about from the trend of recent years.

Bonds produced gains following a subpar start
The broad U.S. taxable bond market returned 2.44% for the fiscal half year. Returns were weak in the first three months, which culminated with the Fed’s quarter-percentage-point interest rate increase in December.

But, with stocks volatile and the Fed indicating it would proceed cautiously with future rate hikes, bonds rallied in the final three months. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

3

Returns for money market funds and savings accounts remained limited by the Fed’s still-low target rate of 0.25%–0.5%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned almost 7%. Like those of stocks, international bond returns for U.S.-based investors benefited from dollar weakness. Even in local currencies, however, international bond returns were solidly positive, boosted in part by additional stimulus measures in Europe and Asia to combat weak growth and low inflation.

Larger sectors lifted fund results as energy and others lagged
Vanguard Quantitative Equity Group (QEG), the fund’s advisor, uses a disciplined, data-driven process to assess the relative attractiveness of stocks—with the goal of providing a long-term return greater than that of the benchmark, while tightly controlling risk. Similar to a traditional fund manager, QEG analyzes several criteria that research has shown can contribute to long-term outperformance. Those criteria include revenue and earnings growth, dividend policy, reinvestment decisions, and balance sheet quality.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.34%	1.25%
The fund expense ratio shown is from the prospectus dated January 28, 2016, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2016, the fund’s annualized expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Small-Cap Core Funds.

4

A proprietary computer model helps QEG systematically screen and rank stocks within each of the industry groups in the fund’s investable universe—in this case, about 1,750 small-capitalization stocks. This investment process has been developed and refined over more than three decades, and is supported by an experienced in-house research team.

Because your fund’s sector exposures generally align closely with those of the index, sector weightings don’t contribute significantly to performance relative to the benchmark—although positioning within industry sub-groups can make a difference. What often matters more is how the fund’s 300-plus holdings perform. And in the period under review, investors’

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

5

concerns about the global macroeconomic environment tended to overtake company-specific fundamentals.

For the six months, the valuation and quality indicators, or signals, in QEG’s model were successful. However, the momentum signal held back results—which isn’t surprising as momentum-based strategies often underperform when markets are especially volatile and winning streaks can end abruptly.

As I mentioned, the fund outperformed its benchmark index in the information technology and health care sectors, which together accounted for about 30% of fund assets, on average. Selections among industrials, another large sector, were also helpful. At the other end of the spectrum, the fund lagged in the beleaguered energy sector. Some of the fund’s refining and marketing holdings struggled amid a gasoline glut and refinery production cutbacks. Consumer staples was another weak sector.

The Advisor’s Report that follows this letter provides additional details about the management of the fund during the fiscal half year.

Consider rebalancing to manage your risk
After you’ve created an investment portfolio—with a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance—what’s next?

As stocks and bonds rise or fall over time, and your portfolio drifts from its original asset allocation, you should consider rebalancing back to your targets. Just one year of outsized returns can throw your allocation out of whack. Take a year like 2013, when the broad U.S. stock market returned nearly 34% and the broad taxable bond market declined. A hypothetical simple portfolio that started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing means shifting dollars from assets that have performed well toward those that have fallen behind. That isn’t easy or intuitive, but it helps to manage risk because over time riskier assets tend to grow faster. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

You might consider, for example, monitoring your portfolio annually or semiannually and rebalancing when your allocations shift about 5 percentage points from their targets. And it’s important, of course, to be aware of the tax implications of selling. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

6

Keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 15, 2016

Advisor’s Report

For the fiscal half year ended March 31, 2016, Vanguard Strategic Small Cap Equity Fund returned 3.22%, lagging its MSCI Small Cap 1750 Index return of 3.90%. The broad U.S. equity market returned more than 7%, led by large-capitalization stocks. The broad U.S. market again outperformed other developed markets, while emerging markets rebounded to return more than 6%.

In late 2015, the U.S. economy continued to grow, but at a slower pace. Fourth-quarter real GDP grew 1.4%, compared with 2.0% in the third quarter. The deceleration was primarily attributed to downturns in nonresidential fixed investment, exports, and state and local government spending. Corporate profits decreased 8.1% in the fourth quarter, the largest quarterly decline since the first quarter of 2011.

The U.S. job market has continued to improve in 2016. Total nonfarm payroll employment rose by 215,000 in March, and the unemployment rate was slightly higher at 5.0%. Oil prices declined significantly early this year, but have since risen more than 40% from their mid-February low. This volatility spilled over into the global stock markets.

The Federal Reserve raised interest rates in December after keeping them near zero since 2008. Further gradual interest rate hikes are expected later this year, but depend on global economic data. Meanwhile, several central banks, including the European Central Bank and the Bank of Japan, are experimenting with negative interest rates in an attempt to spur economic growth.

Although we seek to understand the impact of macroeconomic factors on portfolio performance, our investment process is centered on specific stock fundamentals. We use a disciplined, quantitative approach, not technical analysis of stock price movements. Our model aims to systematically identify stocks in our investment universe, within each industry group, that are more likely to exhibit long-term outperformance.

We believe that attractive stocks exhibit five key themes: 1) high quality—healthy balance sheets and consistent cash flow generation; 2) effective management decisions regarding use of capital—sound investment policies that favor internal over external funding; 3) consistent earnings growth—a demonstrated ability to grow earnings year after year; 4) strong momentum—market confirmation of our view; and 5) reasonable valuation—avoidance of overpriced stocks. This helps us take advantage of inefficiencies in the market caused by persistent biases in investor behavior.

Using the results of our model, we then construct and review our portfolio daily with the goal of maximizing expected return, while minimizing exposure to risks relative to the benchmark (such as industry selection) that our research indicates do not improve returns.

8

In the half year, performance within the MSCI Small Cap benchmark was broad-based—eight of ten sectors generated positive returns. Utilities and telecommunication services were among the best performers in the benchmark, while energy and health care declined.

Our stock selection results across sectors over the six months were mixed. Our outperformance in sectors including health care, information technology, and industrials was more than offset by some weakness in energy, consumer staples, and financials.

In health care, Affymetrix (+64%), Amedisys (+27%), and Charles River Laboratories International (+19%) were some of our largest contributors to relative performance. In information technology, Angie’s List (+60%), Heartland Payment Systems (+54%), and Ingram Micro (+32%) helped. Hawaiian Holdings (+91%), Huntington Ingalls Industries (+28%), and Wabash National (+24%) drove results in industrials.

Our disappointments in energy included Alon USA Energy (–41%) and CVR Energy (–34%), which hurt our relative performance. In consumer staples, SUPERVALU (–19%) and Ingles Markets (–20%) did not perform as expected, and in financials we saw underperformance from First NBC Bank Holdings (–41%) and Universal Insurance Holdings (–38%).

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler, Principal

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Vanguard Quantitative Equity Group

April 21, 2016

9

Strategic Small-Cap Equity Fund

Fund Profile
As of March 31, 2016

Portfolio Characteristics
		MSCI US	DJ
		Small Cap	U.S. Total
		1750	Market
	Fund	Index	FA Index
Number of Stocks	309	1,734	3,900
Median Market Cap	$2.0B	$2.5B	$52.5B
Price/Earnings Ratio	18.4x	31.0x	21.8x
Price/Book Ratio	2.1x	2.1x	2.7x
Return on Equity	11.7%	11.3%	17.5%
Earnings Growth
Rate	11.6%	9.5%	8.0%
Dividend Yield	1.9%	1.8%	2.1%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate
(Annualized)	82%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.34%	—	—
30-Day SEC Yield	1.51%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		MSCI US	Total
		Small Cap	Market
		1750	FA
	Fund	Index	Index
Consumer
Discretionary	14.6%	14.6%	13.6%
Consumer Staples	3.1	3.1	9.2
Energy	3.8	3.9	6.1
Financials	26.5	26.4	17.4
Health Care	12.1	12.0	13.7
Industrials	13.6	13.6	10.7
Information
Technology	16.4	16.5	20.1
Materials	5.1	5.1	3.2
Telecommunication
Services	0.7	0.7	2.5
Utilities	4.1	4.1	3.5

Volatility Measures
	MSCI US	DJ
	Small Cap	U.S. Total
	1750	Market
	Index	FA Index
R-Squared	0.97	0.82
Beta	0.96	1.08
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
CSRA Inc.	IT Consulting &
	Other Services	0.7%
Hospitality Properties
Trust	Hotel & Resort REITs	0.7
WGL Holdings Inc.	Gas Utilities	0.7
Amsurg Corp.	Health Care Facilities	0.7
Cabot Corp.	Commodity
	Chemicals	0.7
Booz Allen Hamilton	IT Consulting &
Holding Corp.	Other Services	0.7
PBF Energy Inc.	Oil & Gas Refining &
	Marketing	0.7
DuPont Fabros
Technology Inc.	Specialized REITs	0.7
Boyd Gaming Corp.	Casinos & Gaming	0.7
Children's Place Inc.	Apparel Retail	0.6
Top Ten		6.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2016, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2016, the annualized expense ratio was 0.31%.

10

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 24, 2006, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception	One	Five	Since
	Date	Year	Years	Inception
Strategic Small-Cap Equity Fund	4/24/2006	-6.82%	10.21%	6.12%

See Financial Highlights for dividend and capital gains information.

11

Strategic Small-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (14.5%)
*	Boyd Gaming Corp.	369,624	7,636
	Children’s Place Inc.	91,424	7,631
	American Eagle
	Outfitters Inc.	451,300	7,523
*	Express Inc.	340,175	7,283
	Abercrombie & Fitch Co.	225,245	7,104
*	Smith & Wesson Holding
	Corp.	247,829	6,597
^	Outerwall Inc.	172,451	6,379
	Sturm Ruger & Co. Inc.	92,499	6,325
^	World Wrestling
	Entertainment Inc.
	Class A	353,800	6,248
*	American Axle &
	Manufacturing
	Holdings Inc.	398,939	6,140
	Big Lots Inc.	121,780	5,515
*	Penn National Gaming Inc.	329,130	5,493
*	Strayer Education Inc.	112,218	5,471
	Gannett Co. Inc.	354,629	5,369
	Cato Corp. Class A	137,494	5,300
	Cooper Tire & Rubber Co.	141,971	5,256
^	Cracker Barrel Old
	Country Store Inc.	32,669	4,988
	Carter’s Inc.	46,350	4,884
*	Denny’s Corp.	454,974	4,714
*	MSG Networks Inc.	270,638	4,679
*,^	Diamond Resorts
	International Inc.	175,700	4,270
*	TRI Pointe Group Inc.	310,770	3,661
	Bloomin’ Brands Inc.	208,305	3,514
	Domino’s Pizza Inc.	25,857	3,410
*	Madison Square Garden
	Co. Class A	17,985	2,992
	AMC Entertainment
	Holdings Inc.	102,671	2,874

			Market
			Value•
		Shares	($000)
*	ServiceMaster Global
	Holdings Inc.	68,801	2,592
*	Skechers U.S.A. Inc.
	Class A	81,394	2,478
	Wolverine World Wide Inc.	133,694	2,463
	Ruth’s Hospitality Group Inc.	123,562	2,275
	Sonic Corp.	61,687	2,169
	New York Times Co.
	Class A	142,696	1,778
	GNC Holdings Inc. Class A	52,408	1,664
	Sinclair Broadcast Group
	Inc. Class A	53,664	1,650
	Libbey Inc.	85,197	1,585
	Tower International Inc.	56,646	1,541
	Bob Evans Farms Inc.	32,578	1,521
*	Cooper-Standard Holding Inc.	20,516	1,474
	Movado Group Inc.	52,286	1,439
	Ethan Allen Interiors Inc.	44,173	1,406
*	BJ’s Restaurants Inc.	25,100	1,043
	Jack in the Box Inc.	14,643	935
*	Pinnacle Entertainment Inc.	19,000	667
*	Dave & Buster’s
	Entertainment Inc.	14,955	580
			170,516
Consumer Staples (3.1%)
^	Cal-Maine Foods Inc.	126,200	6,551
	Dean Foods Co.	371,599	6,436
	Universal Corp.	109,846	6,241
*	USANA Health
	Sciences Inc.	36,091	4,382
*	SUPERVALU Inc.	726,970	4,187
	Ingles Markets Inc. Class A	94,395	3,540
	Fresh Del Monte
	Produce Inc.	47,539	2,000
*	Central Garden & Pet Co.	101,321	1,656
*	Central Garden & Pet Co.
	Class A	78,593	1,280
			36,273

12

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
Energy (3.8%)
	PBF Energy Inc. Class A	230,498	7,653
	Rowan Cos. plc Class A	402,069	6,473
	Western Refining Inc.	209,607	6,098
	Noble Corp. plc	485,008	5,020
	Alon USA Energy Inc.	387,159	3,996
*	TETRA Technologies Inc.	628,242	3,989
	CVR Energy Inc.	142,155	3,710
	Atwood Oceanics Inc.	401,164	3,679
*	McDermott
	International Inc.	596,400	2,439
	World Fuel Services Corp.	33,212	1,613
			44,670
Financials (26.3%)
	Hospitality Properties Trust	298,320	7,923
	DuPont Fabros
	Technology Inc.	188,463	7,638
	Gaming and Leisure
	Properties Inc.	245,395	7,588
	Assured Guaranty Ltd.	291,216	7,368
	Government Properties
	Income Trust	407,775	7,279
*	MGIC Investment Corp.	933,556	7,160
	Mack-Cali Realty Corp.	301,969	7,096
	Synovus Financial Corp.	233,359	6,746
	Great Western Bancorp Inc.	246,385	6,719
	Select Income REIT	280,316	6,461
	CBL & Associates
	Properties Inc.	542,585	6,457
	PrivateBancorp Inc.	163,716	6,319
*	Walker & Dunlop Inc.	257,179	6,242
	Washington Federal Inc.	272,453	6,171
	Capital Bank Financial Corp.	197,555	6,095
	Spirit Realty Capital Inc.	537,711	6,049
	CenterState Banks Inc.	397,249	5,915
	CBOE Holdings Inc.	90,530	5,914
	Lexington Realty Trust	680,643	5,854
	GEO Group Inc.	168,733	5,850
	Central Pacific Financial
	Corp.	267,500	5,824
*	Flagstar Bancorp Inc.	271,320	5,823
^	Universal Insurance
	Holdings Inc.	322,170	5,735
	Popular Inc.	191,731	5,485
*	INTL. FCStone Inc.	202,332	5,408
	Aspen Insurance
	Holdings Ltd.	109,871	5,241
	HCI Group Inc.	146,830	4,889
	Heritage Insurance
	Holdings Inc.	301,459	4,814
	Xenia Hotels & Resorts Inc.	296,377	4,629
	Cathay General Bancorp	159,126	4,508
	EPR Properties	67,257	4,481
	First American Financial
	Corp.	115,267	4,393

			Market
			Value•
		Shares	($000)
	CoreSite Realty Corp.	60,812	4,258
	Hersha Hospitality Trust
	Class A	197,412	4,213
	CubeSmart	124,527	4,147
	Ramco-Gershenson
	Properties Trust	225,363	4,063
	Nelnet Inc. Class A	100,228	3,946
	Ryman Hospitality
	Properties Inc.	75,200	3,871
*,^	Credit Acceptance Corp.	21,322	3,871
*	Cowen Group Inc. Class A	992,906	3,783
	International Bancshares
	Corp.	145,623	3,591
^	Apple Hospitality REIT Inc.	178,386	3,534
*	First NBC Bank Holding Co.	170,280	3,506
	Getty Realty Corp.	161,641	3,205
	Primerica Inc.	71,324	3,176
	Summit Hotel
	Properties Inc.	263,900	3,159
	Care Capital Properties Inc.	116,237	3,120
	Weingarten Realty Investors	83,070	3,117
	NorthStar Realty Finance
	Corp.	222,669	2,921
	Piedmont Office Realty
	Trust Inc. Class A	128,987	2,620
	TCF Financial Corp.	208,384	2,555
*	Essent Group Ltd.	115,000	2,392
	Monmouth Real Estate
	Investment Corp.	194,570	2,313
*,^	BofI Holding Inc.	107,926	2,303
	Maiden Holdings Ltd.	155,360	2,010
	Corrections Corp. of
	America	62,272	1,996
	Old National Bancorp	160,366	1,955
	Universal Health Realty
	Income Trust	33,000	1,856
	Oritani Financial Corp.	106,948	1,815
	AmTrust Financial
	Services Inc.	69,485	1,798
*,^	World Acceptance Corp.	45,300	1,718
	Cardinal Financial Corp.	80,120	1,630
	Old Republic International
	Corp.	88,340	1,615
	RLJ Lodging Trust	69,200	1,583
	First Industrial Realty
	Trust Inc.	66,484	1,512
	Equity LifeStyle
	Properties Inc.	20,600	1,498
	CNO Financial Group Inc.	81,014	1,452
*	KCG Holdings Inc. Class A	106,336	1,271
	Chatham Lodging Trust	58,533	1,254
	Federal Agricultural
	Mortgage Corp.	32,970	1,244
	RAIT Financial Trust	393,300	1,235
	CyrusOne Inc.	24,318	1,110

13

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Ashford Hospitality
	Trust Inc.	173,618	1,108
	Retail Opportunity
	Investments Corp.	54,998	1,107
	One Liberty Properties Inc.	47,185	1,057
	Medical Properties Trust Inc.	78,894	1,024
	Sovran Self Storage Inc.	7,993	943
	MarketAxess Holdings Inc.	6,639	829
	Flushing Financial Corp.	36,300	785
	Franklin Street Properties
	Corp.	62,400	662
*	Piper Jaffray Cos.	12,602	625
	Cousins Properties Inc.	59,578	618
	BBCN Bancorp Inc.	38,040	578
	First Financial Bancorp	30,948	563
	National Penn
	Bancshares Inc.	50,300	535
*	FCB Financial Holdings Inc.
	Class A	16,005	532
	Fulton Financial Corp.	39,204	525
	Brookline Bancorp Inc.	46,055	507
	Great Southern Bancorp Inc.	12,877	478
	Investment Technology
	Group Inc.	9,800	217
			308,983
Health Care (12.0%)
*	Amsurg Corp.	104,465	7,793
*	Charles River Laboratories
	International Inc.	99,013	7,519
*	Molina Healthcare Inc.	114,763	7,401
*	Amedisys Inc.	152,838	7,388
	Bruker Corp.	263,205	7,370
*	Prestige Brands
	Holdings Inc.	136,979	7,313
*	AMN Healthcare
	Services Inc.	214,612	7,213
*	INC Research Holdings
	Inc. Class A	157,633	6,496
*	PRA Health Sciences Inc.	146,531	6,266
	Owens & Minor Inc.	153,137	6,190
*	Emergent BioSolutions Inc.	167,800	6,100
	Chemed Corp.	44,000	5,960
*	VCA Inc.	99,600	5,746
	Quality Systems Inc.	333,087	5,076
*	PharMerica Corp.	226,658	5,011
*	LHC Group Inc.	133,500	4,747
*	LifePoint Health Inc.	62,332	4,316
*	Centene Corp.	67,138	4,134
*	Infinity Pharmaceuticals Inc.	700,240	3,690
*	Sucampo Pharmaceuticals
	Inc. Class A	310,600	3,395
*,^	Merrimack
	Pharmaceuticals Inc.	388,869	3,255
*	ICU Medical Inc.	26,597	2,769

			Market
			Value•
		Shares	($000)
*	Triple-S Management Corp.
	Class B	98,157	2,440
*	Cambrex Corp.	55,181	2,428
*	Array BioPharma Inc.	805,880	2,377
	Phibro Animal Health Corp.
	Class A	86,575	2,341
*	Orthofix International NV	43,671	1,813
*	Merit Medical Systems Inc.	67,651	1,251
*	Surgical Care Affiliates Inc.	25,359	1,174
*	Nektar Therapeutics	55,549	764
*,^	Sequenom Inc.	340,900	481
*	Acorda Therapeutics Inc.	14,600	386
*,^	Orexigen Therapeutics Inc.	349,700	197
			140,800
Industrials (13.6%)
*	Hawaiian Holdings Inc.	159,801	7,541
	BWX Technologies Inc.	224,514	7,535
*	Wabash National Corp.	509,677	6,728
	Comfort Systems USA Inc.	211,245	6,711
	GATX Corp.	139,549	6,629
*	American Woodmark Corp.	88,743	6,619
	Global Brass & Copper
	Holdings Inc.	262,054	6,538
	Interface Inc. Class A	352,375	6,533
	General Cable Corp.	502,380	6,134
	Briggs & Stratton Corp.	256,024	6,124
*	Meritor Inc.	717,124	5,780
	SkyWest Inc.	286,397	5,725
*	ACCO Brands Corp.	614,835	5,521
	Huntington Ingalls
	Industries Inc.	39,733	5,441
	Aircastle Ltd.	228,119	5,073
*	Spirit AeroSystems
	Holdings Inc. Class A	101,300	4,595
*	Virgin America Inc.	108,759	4,194
	West Corp.	174,765	3,988
	John Bean Technologies
	Corp.	69,522	3,922
	Ennis Inc.	198,650	3,884
	Douglas Dynamics Inc.	168,996	3,872
	AO Smith Corp.	47,662	3,637
	Deluxe Corp.	55,381	3,461
	Pitney Bowes Inc.	141,238	3,042
	Greenbrier Cos. Inc.	107,665	2,976
	Herman Miller Inc.	94,256	2,912
*	Aerojet Rocketdyne
	Holdings Inc.	152,086	2,491
	Heidrick & Struggles
	International Inc.	97,589	2,313
	CEB Inc.	33,808	2,188
	Brink’s Co.	62,356	2,094
*	Aegion Corp. Class A	99,147	2,091
	Tetra Tech Inc.	53,676	1,601
	Manitowoc Co. Inc.	367,532	1,591
	Steelcase Inc. Class A	93,475	1,395

14

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Griffon Corp.	83,915	1,296
	Universal Forest
	Products Inc.	11,187	960
*	TriNet Group Inc.	65,367	938
	National Presto
	Industries Inc.	11,200	938
*	Dycom Industries Inc.	13,231	856
*	JetBlue Airways Corp.	40,414	854
*	Lydall Inc.	23,400	761
	Kforce Inc.	33,900	664
	American Railcar
	Industries Inc.	13,218	538
*	Babcock & Wilcox
	Enterprises Inc.	23,900	511
			159,195
Information Technology (16.3%)
	CSRA Inc.	299,800	8,065
	Booz Allen Hamilton
	Holding Corp. Class A	255,243	7,729
*,^	Advanced Micro
	Devices Inc.	2,650,010	7,553
	Leidos Holdings Inc.	149,037	7,500
*	Tech Data Corp.	96,300	7,393
*	CACI International Inc.
	Class A	67,210	7,171
	CSG Systems
	International Inc.	156,974	7,089
	SYNNEX Corp.	75,800	7,018
*	Cirrus Logic Inc.	190,675	6,942
*	Sykes Enterprises Inc.	225,788	6,814
*	Aspen Technology Inc.	187,509	6,775
	Jabil Circuit Inc.	345,327	6,654
*	Mellanox Technologies Ltd.	117,943	6,408
*	NETGEAR Inc.	157,214	6,347
*	GoDaddy Inc. Class A	190,389	6,155
*	Manhattan Associates Inc.	105,500	6,000
*	Synaptics Inc.	74,750	5,961
	EarthLink Holdings Corp.	1,005,808	5,703
*	Sanmina Corp.	211,632	4,948
*	Gigamon Inc.	159,400	4,945
*	ePlus Inc.	59,754	4,811
*	Ciena Corp.	236,264	4,494
*	Angie’s List Inc.	467,600	3,774
*	ARRIS International plc	160,454	3,678
*	MicroStrategy Inc. Class A	18,809	3,380
*	Viavi Solutions Inc.	476,287	3,267
*	Super Micro Computer Inc.	91,761	3,127
*	ShoreTel Inc.	361,226	2,687
	TeleTech Holdings Inc.	94,000	2,609
	Ingram Micro Inc.	71,953	2,584
	Computer Sciences Corp.	72,912	2,507
*	ON Semiconductor Corp.	244,757	2,347
*	Inphi Corp.	62,661	2,089
*	Sigma Designs Inc.	293,500	1,996
*	Avid Technology Inc.	268,690	1,816

			Market
			Value•
		Shares	($000)
*	Monster Worldwide Inc.	553,563	1,805
*	Plexus Corp.	45,445	1,796
*	Benchmark Electronics Inc.	77,026	1,775
	Heartland Payment
	Systems Inc.	15,700	1,516
*	WebMD Health Corp.	23,600	1,478
*	Rudolph Technologies Inc.	88,262	1,206
	Travelport Worldwide Ltd.	58,827	804
	Pegasystems Inc.	24,600	624
*	Xcerra Corp.	92,022	600
	DST Systems Inc.	5,243	591
*	Photronics Inc.	56,790	591
*	FormFactor Inc.	69,200	503
			191,625
Materials (5.0%)
	Cabot Corp.	160,706	7,767
	Bemis Co. Inc.	128,246	6,640
*,^	Trinseo SA	175,576	6,463
	Commercial Metals Co.	352,583	5,983
	Domtar Corp.	138,219	5,598
*	Kraton Performance
	Polymers Inc.	285,106	4,932
*	Chemtura Corp.	150,062	3,962
	Mercer International Inc.	404,224	3,820
*	Koppers Holdings Inc.	165,642	3,722
	Rayonier Advanced
	Materials Inc.	283,618	2,694
	Innospec Inc.	60,600	2,628
	Schnitzer Steel
	Industries Inc.	128,297	2,366
	Schweitzer-Mauduit
	International Inc.	65,000	2,046
*	US Concrete Inc.	10,518	627
			59,248
Telecommunication Services (0.7%)
*	Cincinnati Bell Inc.	1,304,627	5,049
	Telephone & Data
	Systems Inc.	58,877	1,772
	Inteliquent Inc.	45,196	725
	Windstream Holdings Inc.	41,400	318
			7,864
Utilities (4.1%)
	WGL Holdings Inc.	108,050	7,820
	ONE Gas Inc.	122,943	7,512
	Ormat Technologies Inc.	123,738	5,103
	IDACORP Inc.	63,049	4,703
	Avista Corp.	107,282	4,375
	Vectren Corp.	75,000	3,792
	American States Water Co.	94,509	3,720
	Chesapeake Utilities Corp.	50,651	3,189
	Unitil Corp.	68,945	2,929
	Southwest Gas Corp.	20,553	1,353
	Great Plains Energy Inc.	41,328	1,333
	New Jersey Resources Corp.	32,345	1,178

15

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Otter Tail Corp.	23,700	702
	Laclede Group Inc.	7,421	503
			48,212
	Total Common Stocks
	(Cost $1,110,435)		1,167,386
Temporary Cash Investments (2.3%)[1]
	Money Market Fund (2.2%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.495%	26,019,000	26,019

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.411%, 6/2/16	200	200
4	Federal Home Loan Bank
	Discount Notes,
	0.511%, 9/2/16	100	100
[5,6]	Freddie Mac Discount Notes,
	0.220%, 4/15/16	200	200
			500
Total Temporary Cash Investments
	(Cost $26,519)		26,519
	Total Investments (101.7%)
	(Cost $1,136,954)		1,193,905

Amount
($000)
Other Assets and Liabilities (-1.7%)
Other Assets
Investment in Vanguard	96
Receivables for Investment Securities Sold 1,797
Receivables for Accrued Income	1,466
Receivables for Capital Shares Issued	1,587
Other Assets	13
Total Other Assets	4,959
Payables for Investment Securities
Purchased	(3,063)
Collateral for Securities on Loan	(20,101)
Payables for Capital Shares Redeemed	(751)
Payables to Vanguard	(708)
Total Liabilities	(24,623)
Net Assets (100%)
Applicable to 40,198,189 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,174,241
Net Asset Value Per Share	$29.21

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,111,762
Undistributed Net Investment Income	2,360
Accumulated Net Realized Gains	3,025
Unrealized Appreciation (Depreciation)
Investment Securities	56,951
Futures Contracts	143
Net Assets	1,174,241

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $19,422,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 1.8%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $20,101,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Small-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Dividends	7,922
Interest[1]	16
Securities Lending	697
Total Income	8,635
Expenses
The Vanguard Group—Note B
Investment Advisory Services	300
Management and Administrative	1,144
Marketing and Distribution	144
Custodian Fees	9
Shareholders’ Reports	15
Trustees’ Fees and Expenses	—
Total Expenses	1,612
Net Investment Income	7,023
Realized Net Gain (Loss)
Investment Securities Sold	3,793
Futures Contracts	(104)
Realized Net Gain (Loss)	3,689
Change in Unrealized Appreciation (Depreciation)
Investment Securities	29,539
Futures Contracts	270
Change in Unrealized Appreciation (Depreciation)	29,809
Net Increase (Decrease) in Net Assets Resulting from Operations	40,521
1 Interest income from an affiliated company of the fund was $16,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,023	10,602
Realized Net Gain (Loss)	3,689	14,991
Change in Unrealized Appreciation (Depreciation)	29,809	(43,049)
Net Increase (Decrease) in Net Assets Resulting from Operations	40,521	(17,456)
Distributions
Net Investment Income	(11,861)	(4,646)
Realized Capital Gain[1]	(11,722)	(45,915)
Total Distributions	(23,583)	(50,561)
Capital Share Transactions
Issued	333,372	586,229
Issued in Lieu of Cash Distributions	22,050	47,237
Redeemed	(143,305)	(165,424)
Net Increase (Decrease) from Capital Share Transactions	212,117	468,042
Total Increase (Decrease)	229,055	400,025
Net Assets
Beginning of Period	945,186	545,161
End of Period[2]	1,174,241	945,186
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $6,762,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,360,000 and $7,198,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.95	$30.91	$27.94	$21.37	$16.44	$16.53
Investment Operations
Net Investment Income	.193[1]	.368	.277	.345	.238	.176
Net Realized and Unrealized Gain (Loss)
on Investments	.743	.349	3.201	6.585	4.888	(.126)
Total from Investment Operations	.936	.717	3.478	6.930	5.126	.050
Distributions
Dividends from Net Investment Income	(. 340)	(. 246)	(. 232)	(. 360)	(.196)	(.140)
Distributions from Realized Capital Gains	(.336)	(2.431)	(.276)	—	—	—
Total Distributions	(. 676)	(2.677)	(. 508)	(. 360)	(.196)	(.140)
Net Asset Value, End of Period	$29.21	$28.95	$30.91	$27.94	$21.37	$16.44

Total Return[2]	3.22%	2.10%	12.48%	32.94%	31.38%	0.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,174	$945	$545	$377	$259	$223
Ratio of Total Expenses to
Average Net Assets	0.31%	0.34%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.47%	1.34%	0.96%	1.40%	1.16%	0.89%
Portfolio Turnover Rate	82%	62%	64%	64%	66%	64%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

20

Strategic Small-Cap Equity Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

21

Strategic Small-Cap Equity Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $96,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,167,386	—	—
Temporary Cash Investments	26,019	500	—
Futures Contracts—Assets[1]	13	—	—
Total	1,193,418	500	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2016	52	5,770	143

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

22

Strategic Small-Cap Equity Fund

At March 31, 2016, the cost of investment securities for tax purposes was $1,137,311,000. Net unrealized appreciation of investment securities for tax purposes was $56,594,000, consisting of unrealized gains of $130,180,000 on securities that had risen in value since their purchase and $73,586,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2016, the fund purchased $626,309,000 of investment securities and sold $429,710,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	11,818	18,723
Issued in Lieu of Cash Distributions	751	1,590
Redeemed	(5,025)	(5,297)
Net Increase (Decrease) in Shares Outstanding	7,544	15,016

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended March 31, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	9/30/2015	3/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,032.20	$1.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.45	1.57
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Small-Cap Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Independent Trustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6152 052016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

		Market
		Value
	Shares	($000)
Common Stocks (96.5%)[1]
Australia (1.2%)
Brambles Ltd.	1,526,550	14,142
Caltex Australia Ltd.	416,910	10,874
Qantas Airways Ltd.	2,503,330	7,814
BlueScope Steel Ltd.	430,487	2,036
Coca-Cola Amatil Ltd.	295,946	2,004
Alumina Ltd.	1,698,842	1,690
Orica Ltd.	121,892	1,434
* Newcrest Mining Ltd.	104,788	1,356
Fairfax Media Ltd.	1,667,797	1,098
Cleanaway Waste Management Ltd.	1,795,367	1,057
ALS Ltd.	283,264	866
Iluka Resources Ltd.	172,527	865
BHP Billiton Ltd.	53,517	692
*,^ Metcash Ltd.	512,921	683
DuluxGroup Ltd.	123,062	591
Amcor Ltd.	51,501	565
Asaleo Care Ltd.	364,715	508
Sigma Pharmaceuticals Ltd.	578,839	470
Regis Resources Ltd.	246,581	457
GUD Holdings Ltd.	75,607	403
Spotless Group Holdings Ltd.	367,394	356
Santos Ltd.	105,524	327
Orora Ltd.	107,206	205
Premier Investments Ltd.	10,829	140
		50,633
Austria (0.1%)
Wienerberger AG	63,398	1,217
Oesterreichische Post AG	19,764	803
* ANDRITZ AG	12,646	693
		2,713
Belgium (0.1%)
Anheuser-Busch InBev SA/NV	31,286	3,887

Brazil (0.6%)
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	1,834,600	7,847
MRV Engenharia e Participacoes SA	670,500	2,208
Alpargatas SA Preference Shares	876,882	1,890
EDP - Energias do Brasil SA	473,900	1,661
Natura Cosmeticos SA	214,726	1,585
Ambev SA	250,700	1,312
Itausa - Investimentos Itau SA Preference Shares	563,376	1,280
TOTVS SA	157,600	1,192
BTG Pactual Group	177,900	860
Tim Participacoes SA	340,035	757
Cia Energetica de Minas Gerais ADR	307,244	694
* B2W Cia Digital	145,381	578
Cia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares	41,090	570
Banco Bradesco SA Preference Shares	65,560	494
Vale SA Preference Shares	145,400	460
Ultrapar Participacoes SA	15,500	301
LPS Brasil Consultoria de Imoveis SA	291,100	212
		23,901
Canada (3.4%)
Toronto-Dominion Bank	531,800	22,955
Royal Bank of Canada	369,800	21,307
Bank of Montreal	325,800	19,785
Magna International Inc.	400,900	17,234
^ Canadian Imperial Bank of Commerce	218,100	16,293
Fairfax Financial Holdings Ltd.	27,770	15,551
Ritchie Bros Auctioneers Inc.	343,596	9,305
BCE Inc.	144,162	6,565

1

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

		Market
		Value
	Shares	($000)
Canadian Natural Resources Ltd.	237,694	6,429
Rogers Communications Inc. Class B	129,839	5,199
Brookfield Asset Management Inc. Class A	95,737	3,330
Cenovus Energy Inc.	83,000	1,080
CCL Industries Inc. Class B	2,900	550
Constellation Software Inc.	1,300	532
* CGI Group Inc. Class A	6,200	296
George Weston Ltd.	3,300	295
Imperial Oil Ltd.	8,300	277
* Kinross Gold Corp.	30,714	105
		147,088
Chile (0.3%)
Enersis Americas SA ADR	564,716	7,850
Cia Cervecerias Unidas SA	167,577	1,889
Quinenco SA	817,877	1,502
Cia Cervecerias Unidas SA ADR	13,772	309
Empresa Nacional de Electricidad SA ADR	6,469	269
* Cia Sud Americana de Vapores SA	11,489,644	234
Sociedad Quimica y Minera de Chile SA ADR	5,329	109
* Enaex SA	5,437	56
		12,218
China (2.1%)
* Baidu Inc. ADR	112,803	21,532
China Mobile Ltd.	1,920,500	21,269
* Alibaba Group Holding Ltd. ADR	264,258	20,884
NetEase Inc. ADR	34,154	4,904
Tsingtao Brewery Co. Ltd.	1,214,000	4,621
* Autohome Inc. ADR	153,602	4,292
China Telecom Corp. Ltd.	5,360,000	2,838
China Resources Beer Holdings Company Ltd.	934,994	1,742
China Mengniu Dairy Co. Ltd.	1,075,000	1,712
Want Want China Holdings Ltd.	2,267,557	1,681
* Li Ning Co. Ltd.	2,742,833	1,270
CNOOC Ltd.	925,913	1,081
Ajisen China Holdings Ltd.	1,682,000	625
TravelSky Technology Ltd.	340,000	557
* Goodbaby International Holdings Ltd.	1,019,000	550
Tingyi Cayman Islands Holding Corp.	473,608	529
Shenzhou International Group Holdings Ltd.	74,456	406
CITIC Ltd.	225,000	342
China Merchants Holdings International Co. Ltd.	100,000	297
* Daphne International Holdings Ltd.	2,016,000	268
		91,400
Colombia (0.1%)
Bancolombia SA ADR	43,967	1,503
Almacenes Exito SA	145,832	762
		2,265
Cyprus (0.0%)
* Global Ports Investments plc GDR	269,523	849
* Globaltrans Investment plc GDR	50,250	217
		1,066
Czech Republic (0.0%)
Komercni banka as	2,847	628

Denmark (1.2%)
Novo Nordisk A/S Class B	291,246	15,772
Carlsberg A/S Class B	154,003	14,643
Vestas Wind Systems A/S	143,754	10,129
Coloplast A/S Class B	71,842	5,436
* William Demant Holding A/S	22,310	2,241
^ GN Store Nord A/S	100,761	2,104
* H Lundbeck A/S	28,164	929
* Topdanmark A/S	22,904	582

2

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

		Market
		Value
	Shares	($000)
Danske Bank A/S	18,492	522
ISS A/S	12,512	502
		52,860
Finland (0.5%)
Neste Oyj	185,198	6,086
Sampo Oyj Class A	113,502	5,376
* Tikkurila Oyj	246,385	4,475
Nokian Renkaat Oyj	31,689	1,118
Wartsila Oyj Abp	16,321	738
Amer Sports Oyj	21,528	625
UPM-Kymmene Oyj	33,495	605
Tieto Oyj	18,385	479
Metso Oyj	19,097	455
		19,957
France (0.7%)
L'Oreal SA	31,313	5,601
Legrand SA	99,550	5,564
BNP Paribas SA	46,681	2,345
Eurofins Scientific SE	4,708	1,724
Airbus Group SE	25,634	1,698
AXA SA	61,485	1,442
* Air France-KLM	145,694	1,384
Groupe Eurotunnel SE	116,130	1,300
Edenred	54,406	1,055
Thales SA	11,533	1,008
Zodiac Aerospace	45,339	905
Sanofi	10,574	850
^ ArcelorMittal	142,616	643
TOTAL SA	13,659	622
Vicat SA	6,807	441
Neopost SA	20,971	440
Technip SA	7,012	389
JCDecaux SA	8,428	369
Elis SA	17,248	335
Imerys SA	4,662	325
Virbac SA	933	162
Vallourec SA	18,126	118
		28,720
Germany (2.5%)
SAP SE	438,797	35,309
Deutsche Boerse AG	197,306	16,799
Merck KGaA	154,069	12,816
* Deutsche Lufthansa AG	651,968	10,522
* QIAGEN NV	315,500	7,048
Fresenius Medical Care AG & Co. KGaA	53,978	4,762
* Deutsche Telekom AG	155,878	2,795
BASF SE	36,513	2,746
Bayerische Motoren Werke AG	26,768	2,457
Volkswagen AG Preference Shares	14,195	1,802
Axel Springer SE	26,330	1,417
adidas AG	11,570	1,351
Brenntag AG	23,355	1,331
Gerresheimer AG	15,600	1,221
Symrise AG	14,573	976
CTS Eventim AG & Co. KGaA	26,922	955
E.ON SE	89,547	856
Rheinmetall AG	10,161	810
Hannover Rueck SE	5,641	656
GEA Group AG	12,418	606
Fielmann AG	6,854	520
HOCHTIEF AG	3,318	405
TUI AG-DI	25,734	401
		108,561

3

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

			Market
			Value
		Shares	($000)
Greece (0.1%)
	Grivalia Properties REIC AE	132,272	1,103
*	JUMBO SA	27,231	368
	OPAP SA	42,679	299
	Alpha Bank AE	118,625	261
*	Fourlis Holdings SA	40,629	131
			2,162
Hong Kong (1.4%)
	AIA Group Ltd.	3,915,000	22,253
	Jardine Matheson Holdings Ltd.	243,100	13,866
	Sands China Ltd.	1,676,400	6,844
	CK Hutchison Holdings Ltd.	331,300	4,304
*	Esprit Holdings Ltd.	3,504,114	3,276
	HSBC Holdings plc	366,400	2,279
	First Pacific Co. Ltd.	1,811,250	1,352
	Television Broadcasts Ltd.	253,300	912
	Hongkong & Shanghai Hotels Ltd.	737,200	783
	Stella International Holdings Ltd.	248,673	586
	Cheung Kong Property Holdings Ltd.	88,692	572
	SmarTone Telecommunications Holdings Ltd.	226,194	377
	Dairy Farm International Holdings Ltd.	38,600	233
	Texwinca Holdings Ltd.	144,823	141
	New World Development Co. Ltd.	82,000	78
			57,856
India (1.1%)
	ICICI Bank Ltd.	4,521,094	16,242
	Housing Development Finance Corp. Ltd.	702,622	11,725
	Tata Consultancy Services Ltd.	156,372	5,951
	Reliance Industries Ltd.	152,951	2,414
	HCL Technologies Ltd.	182,986	2,249
	Bharat Petroleum Corp. Ltd.	155,306	2,120
	ITC Ltd.	290,948	1,441
	CESC Ltd.	200,815	1,433
	Bharti Airtel Ltd.	246,190	1,304
	Infosys Ltd. ADR	39,575	753
	Axis Bank Ltd.	101,415	680
	Bank of Baroda	192,998	428
	Indian Oil Corp. Ltd.	51,042	303
	Hindustan Petroleum Corp. Ltd.	21,936	261
			47,304
Indonesia (0.1%)
	Telekomunikasi Indonesia Persero Tbk PT	18,377,400	4,632
	Telekomunikasi Indonesia Persero Tbk PT ADR	17,078	869
*	XL Axiata Tbk PT	1,321,000	398
	Unilever Indonesia Tbk PT	105,600	342
			6,241
Ireland (2.1%)
	CRH plc	1,344,502	37,934
	Ryanair Holdings plc ADR	363,887	31,229
*	Bank of Ireland	46,817,426	13,541
*	Paddy Power Betfair plc	18,976	2,639
	Paddy Power Betfair plc	17,743	2,475
	Irish Continental Group plc	164,164	1,016
*	Irish Bank Resolution Corp. Ltd.	122,273	—
			88,834
Israel (0.0%)
*	Taro Pharmaceutical Industries Ltd.	6,832	979

Italy (0.5%)
	Fiat Chrysler Automobiles NV	693,924	5,600
*	Ferrari NV	69,392	2,882
	Luxottica Group SPA ADR	51,779	2,848
^	Piaggio & C SPA	1,067,620	2,258
	CNH Industrial NV	265,413	1,802

4

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

		Market
		Value
	Shares	($000)
UniCredit SPA	443,754	1,600
* Saipem SPA	3,976,937	1,591
Luxottica Group SPA	16,888	930
EXOR SPA	24,451	875
Recordati SPA	32,620	816
Intesa Sanpaolo SPA (Registered)	228,970	633
Davide Campari-Milano SPA	55,529	554
* Saras SPA	104,270	167
		22,556
Japan (8.8%)
MS&AD Insurance Group Holdings Inc.	1,187,400	33,094
Nippon Telegraph & Telephone Corp.	713,100	30,804
Daito Trust Construction Co. Ltd.	147,600	20,935
Olympus Corp.	328,400	12,750
Daiwa House Industry Co. Ltd.	431,900	12,140
Secom Co. Ltd.	162,600	12,065
SMC Corp.	48,300	11,192
FUJIFILM Holdings Corp.	226,700	8,961
Japan Exchange Group Inc.	573,000	8,766
CyberAgent Inc.	186,400	8,666
THK Co. Ltd.	470,400	8,659
* Tokyo Electric Power Co. Inc.	1,496,000	8,218
Daiichi Sankyo Co. Ltd.	334,700	7,429
Japan Airlines Co. Ltd.	185,400	6,797
Toyota Motor Corp.	126,400	6,704
Seven & i Holdings Co. Ltd.	152,500	6,498
NTT Data Corp.	127,500	6,394
Obayashi Corp.	647,000	6,377
Kirin Holdings Co. Ltd.	437,500	6,129
Rohm Co. Ltd.	145,200	6,107
West Japan Railway Co.	89,100	5,502
East Japan Railway Co.	62,400	5,383
Sompo Japan Nipponkoa Holdings Inc.	168,800	4,784
Kao Corp.	89,100	4,751
Dai-ichi Life Insurance Co. Ltd.	387,900	4,701
Shiseido Co. Ltd.	201,100	4,480
NTT DOCOMO Inc.	194,800	4,428
Hitachi Ltd.	944,000	4,424
Sumitomo Mitsui Financial Group Inc.	139,100	4,223
Alfresa Holdings Corp.	216,400	4,153
Mizuho Financial Group Inc.	2,673,300	3,984
Japan Post Holdings Co. Ltd.	294,900	3,945
USS Co. Ltd.	237,700	3,793
Toyo Seikan Group Holdings Ltd.	187,500	3,509
Tokio Marine Holdings Inc.	102,900	3,477
Bandai Namco Holdings Inc.	150,050	3,271
Tohoku Electric Power Co. Inc.	252,800	3,258
Mitsubishi Estate Co. Ltd.	169,000	3,137
Otsuka Holdings Co. Ltd.	83,700	3,040
Yamato Holdings Co. Ltd.	150,500	3,001
LIXIL Group Corp.	145,500	2,968
Nintendo Co. Ltd.	19,600	2,786
Central Japan Railway Co.	14,800	2,617
Resona Holdings Inc.	713,100	2,543
Tokyo Electron Ltd.	38,700	2,520
Sumitomo Dainippon Pharma Co. Ltd.	218,400	2,512
JFE Holdings Inc.	187,000	2,511
Mitsubishi Heavy Industries Ltd.	641,000	2,381
Sumitomo Chemical Co. Ltd.	518,000	2,345
NEC Corp.	931,000	2,340
Toyo Suisan Kaisha Ltd.	61,200	2,197
Inpex Corp.	288,800	2,187
Nomura Holdings Inc.	465,300	2,078
Fuji Media Holdings Inc.	177,000	1,942

5

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

		Market
		Value
	Shares	($000)
Mitsubishi UFJ Financial Group Inc.	411,400	1,906
Marui Group Co. Ltd.	125,700	1,801
NTT Urban Development Corp.	181,500	1,776
Mitsubishi Corp.	104,900	1,775
Japan Tobacco Inc.	41,100	1,711
Mitsubishi Logistics Corp.	128,000	1,679
Nippon Television Holdings Inc.	101,070	1,666
Isetan Mitsukoshi Holdings Ltd.	141,000	1,646
Shimizu Corp.	174,000	1,474
Fujitsu Ltd.	389,000	1,438
Azbil Corp.	47,500	1,215
Nippon Suisan Kaisha Ltd.	248,900	1,208
^ Yamada Denki Co. Ltd.	249,700	1,180
Onward Holdings Co. Ltd.	172,000	1,174
Chiba Bank Ltd.	206,000	1,026
Sumitomo Electric Industries Ltd.	83,700	1,015
NH Foods Ltd.	44,000	968
Toyota Industries Corp.	20,200	907
* Concordia Financial Group Ltd.	193,000	874
Sumitomo Forestry Co. Ltd.	60,300	692
Mixi Inc.	17,200	638
Dentsu Inc.	10,600	532
Rohto Pharmaceutical Co. Ltd.	26,400	481
Adastria Co. Ltd.	14,400	437
Oracle Corp. Japan	7,100	398
Suzuken Co. Ltd.	11,100	377
Megmilk Snow Brand Co. Ltd.	14,700	369
Ulvac Inc.	11,000	359
Konami Holdings Corp.	12,000	355
Coca-Cola West Co. Ltd.	14,200	351
Kaken Pharmaceutical Co. Ltd.	5,700	345
Kinden Corp.	23,800	292
Nexon Co. Ltd.	16,400	280
Taisei Corp.	41,000	271
Furukawa Electric Co. Ltd.	116,000	250
Saizeriya Co. Ltd.	12,000	247
Astellas Pharma Inc.	16,700	222
		377,191
Luxembourg (0.0%)
* Stabilus SA	7,076	341

Malaysia (0.3%)
Tenaga Nasional Bhd.	2,702,400	9,654
Public Bank Bhd. (Local)	184,900	890
Top Glove Corp. Bhd.	153,900	198
		10,742
Mexico (0.1%)
Wal-Mart de Mexico SAB de CV	732,926	1,740
America Movil SAB de CV ADR	50,624	786
Alfa SAB de CV Class A	317,772	638
* Controladora Vuela Cia de Aviacion SAB de CV ADR	22,550	475
Grupo Comercial Chedraui SA de CV	104,345	332
Grupo Aeroportuario del Pacifico SAB de CV ADR	3,482	309
Unifin Financiera SAB de CV SOFOM ENR	54,369	152
		4,432
Netherlands (1.0%)
Unilever NV	593,391	26,678
Heineken NV	41,036	3,713
Koninklijke Ahold NV	96,272	2,162
Koninklijke KPN NV	448,253	1,877
Akzo Nobel NV	26,023	1,774
Koninklijke Philips NV	58,537	1,667
Boskalis Westminster	37,222	1,459
ASML Holding NV	7,487	754

6

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

Market
Value
Shares	($000)
Randstad Holding NV	9,034	500
40,584
New Zealand (0.0%)
Spark New Zealand Ltd.	661,222	1,667
PGG Wrightson Ltd.	51,996	14
1,681
Norway (0.8%)
Statoil ASA	1,050,864	16,413
Schibsted ASA Class A	299,185	8,729
*	Schibsted ASA Class B	299,185	8,280
DNB ASA	62,648	740
34,162
Other (0.2%)
2	Vanguard FTSE Emerging Markets ETF	278,580	9,633

Peru (0.2%)
Credicorp Ltd.	55,030	7,209
*	Cia de Minas Buenaventura SAA ADR	85,410	629
7,838
Philippines (0.0%)
Energy Development Corp.	9,790,200	1,251
Lopez Holdings Corp.	3,234,349	491
Manila Electric Co.	41,420	291
2,033
Poland (0.1%)
PGE Polska Grupa Energetyczna SA	738,109	2,760
Polski Koncern Naftowy ORLEN SA	52,760	1,044
Polskie Gornictwo Naftowe i Gazownictwo SA	347,186	494
Bank Pekao SA	6,937	306
4,604
Qatar (0.0%)
Barwa Real Estate Co.	129,964	1,292
Ooredoo QSC	12,035	307
1,599
Russia (0.5%)
*	Yandex NV Class A	775,635	11,883
^	Sberbank of Russia PJSC ADR	1,155,279	8,020
Lukoil PJSC ADR	28,350	1,087
O'Key Group SA GDR	272,171	479
21,469
Singapore (0.5%)
DBS Group Holdings Ltd.	1,537,600	17,516
Great Eastern Holdings Ltd.	148,900	2,485
United Overseas Bank Ltd.	40,800	571
*	GL Ltd.	798,300	518
Singapore Airlines Ltd.	51,800	439
Venture Corp. Ltd.	47,900	297
Haw Par Corp. Ltd.	41,500	258
United Industrial Corp. Ltd.	110,700	241
Super Group Ltd.	128,800	94
22,419
South Africa (1.3%)
Naspers Ltd.	294,227	41,015
MTN Group Ltd.	500,847	4,574
Standard Bank Group Ltd.	298,255	2,669
Anglo American plc Ordinary Shares	205,619	1,603
Bidvest Group Ltd.	61,286	1,547
Old Mutual plc	404,214	1,119
*	Sappi Ltd.	137,120	606
Telkom SA SOC Ltd.	131,882	513
Brait SE	34,470	390
Grindrod Ltd.	457,371	356
*	Anglo American Platinum Ltd.	7,044	172

7

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

		Market
		Value
	Shares	($000)
* African Bank Investments Ltd.	2,597,627	—
		54,564
South Korea (2.5%)
Samsung Electronics Co. Ltd.	33,878	38,879
Samsung Electronics Co. Ltd. GDR	32,887	18,707
SK Hynix Inc.	671,528	16,531
LG Display Co. Ltd.	221,057	5,118
Shinhan Financial Group Co. Ltd.	100,685	3,544
Korea Electric Power Corp.	63,494	3,326
KT Corp.	108,469	2,818
Hyundai Motor Co.	20,627	2,753
Lotte Shopping Co. Ltd.	11,398	2,503
SK Holdings Co. Ltd.	10,247	2,000
Hana Financial Group Inc.	83,340	1,808
LG Electronics Inc.	27,106	1,461
LG Uplus Corp.	109,036	1,054
KB Financial Group Inc.	37,797	1,049
S-1 Corp.	11,523	891
SK Innovation Co. Ltd.	5,032	758
Hite Jinro Co. Ltd.	29,663	750
LG Corp.	11,394	683
S-Oil Corp.	7,270	623
Kia Motors Corp.	9,888	418
CJ O Shopping Co. Ltd.	1,753	303
GS Home Shopping Inc.	1,865	303
Samsung Fire & Marine Insurance Co. Ltd.	766	198
		106,478
Spain (0.4%)
Distribuidora Internacional de Alimentacion SA	1,526,419	7,909
Banco Popular Espanol SA	1,496,311	3,883
Viscofan SA	27,614	1,651
* Acerinox SA	92,459	1,068
Mediaset Espana Comunicacion SA	85,229	978
* ACS Actividades de Construccion y Servicios SA	12,464	371
Banco Santander SA	31,187	137
		15,997
Sweden (1.4%)
Svenska Handelsbanken AB Class A	1,788,596	22,690
Atlas Copco AB Class B	643,517	15,144
Volvo AB Class B	773,375	8,471
* Assa Abloy AB Class B	233,003	4,587
Sandvik AB	146,095	1,509
Telefonaktiebolaget LM Ericsson Class B	147,211	1,474
NCC AB Class B	29,019	1,056
Millicom International Cellular SA	17,639	962
Nordea Bank AB	92,404	886
Modern Times Group MTG AB Class B	28,831	863
Swedish Match AB	20,194	685
L E Lundbergforetagen AB Class B	6,634	362
Peab AB	37,897	335
* Oriflame Holding AG	6,251	124
		59,148
Switzerland (2.3%)
Nestle SA	369,713	27,588
Schindler Holding AG	103,396	19,049
Cie Financiere Richemont SA	166,070	10,969
Novartis AG	141,813	10,260
Geberit AG	17,362	6,487
OC Oerlikon Corp. AG	605,523	6,245
^ Galenica AG	3,044	4,568
Roche Holding AG	15,769	3,872
Lonza Group AG	16,473	2,785
Adecco SA	29,879	1,944

8

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

		Market
		Value
	Shares	($000)
UBS Group AG	119,778	1,927
Logitech International SA	72,633	1,154
Sonova Holding AG	8,193	1,046
Helvetia Holding AG	882	504
DKSH Holding AG	4,859	332
Tecan Group AG	1,775	270
		99,000
Taiwan (2.9%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,061,237	54,004
Hon Hai Precision Industry Co. Ltd.	10,135,198	26,678
Chunghwa Telecom Co. Ltd.	6,275,000	21,352
Taiwan Semiconductor Manufacturing Co. Ltd.	2,160,577	10,777
United Microelectronics Corp.	18,021,000	7,404
Yungtay Engineering Co. Ltd.	1,274,000	1,819
Teco Electric and Machinery Co. Ltd.	1,885,190	1,537
Delta Electronics Inc.	269,488	1,188
Chroma ATE Inc.	368,000	791
Formosa Petrochemical Corp.	98,000	282
		125,832
Thailand (0.1%)
Bangkok Bank PCL (Foreign)	437,200	2,260
Kasikornbank PCL (Foreign)	162,000	803
Thai Oil PCL	334,400	657
IRPC PCL	2,207,400	316
Thanachart Capital PCL	256,200	275
Siam Cement PCL NVDR	19,850	263
		4,574
Turkey (0.1%)
Turkiye Garanti Bankasi AS	818,187	2,394

United Kingdom (6.1%)
Prudential plc	2,210,527	41,135
Reckitt Benckiser Group plc	225,195	21,722
Royal Dutch Shell plc Class A	875,023	21,205
Wolseley plc	338,620	19,115
Rolls-Royce Holdings plc	1,269,547	12,408
WPP plc	517,968	12,056
Hays plc	4,314,027	7,489
Coca-Cola HBC AG	272,025	5,769
Rightmove plc	89,089	5,380
Compass Group plc	264,590	4,664
Intertek Group plc	100,578	4,567
Unilever plc	86,136	3,884
Bunzl plc	133,795	3,881
Jupiter Fund Management plc	631,598	3,705
Capita plc	231,783	3,460
BP plc	691,207	3,458
ITV plc	939,713	3,247
Provident Financial plc	74,786	3,178
Rotork plc	1,184,639	3,106
Aggreko plc	190,176	2,937
RELX NV	157,808	2,928
3 Merlin Entertainments plc	438,143	2,913
Lloyds Banking Group plc	2,974,618	2,897
Diageo plc	106,235	2,865
DCC plc	30,013	2,647
BAE Systems plc	332,083	2,422
Experian plc	120,106	2,144
Admiral Group plc	73,321	2,083
Barclays plc	908,430	1,950
3i Group plc	295,546	1,933
Carnival plc	35,874	1,927
HomeServe plc	282,911	1,750

9

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

			Market
			Value
		Shares	($000)
	TUI AG	110,243	1,705
	ICAP plc	242,827	1,652
	Rexam plc	174,410	1,585
	G4S plc	579,078	1,580
	WH Smith plc	59,593	1,552
	SSP Group plc	372,104	1,548
	Daily Mail & General Trust plc	152,094	1,518
	Royal Dutch Shell plc Class B	60,245	1,466
*	Serco Group plc	980,475	1,443
	Moneysupermarket.com Group plc	301,605	1,375
	IG Group Holdings plc	119,170	1,367
	Cable & Wireless Communications plc	1,230,140	1,357
	British American Tobacco plc	22,821	1,334
	Informa plc	131,242	1,306
	Vodafone Group plc	376,702	1,197
	Glencore plc	517,373	1,163
	Standard Chartered plc	170,629	1,154
	Spectris plc	43,412	1,146
	International Personal Finance plc	260,237	1,089
	Rio Tinto plc	37,589	1,054
	Stagecoach Group plc	283,708	1,025
*	Thomas Cook Group plc	764,229	1,018
*	Tesco plc	349,705	960
	Pets at Home Group plc	234,587	907
	Berendsen plc	49,781	859
	BGEO Group plc	29,194	850
	BHP Billiton plc	75,151	842
	GVC Holdings plc	115,493	837
	Sky plc	52,079	765
*	Just Eat plc	140,556	761
	Barratt Developments plc	88,166	708
	Devro plc	166,949	705
	Smith & Nephew plc	34,382	566
	Amec Foster Wheeler plc	80,504	519
	Michael Page International plc	84,378	516
	Close Brothers Group plc	25,668	464
	National Express Group plc	86,758	428
	Inchcape plc	38,107	395
	Antofagasta plc	54,004	363
	GlaxoSmithKline plc	17,842	361
*,3	Non-Standard Finance plc	331,333	343
	Petrofac Ltd.	25,045	331
	Millennium & Copthorne Hotels plc	51,262	306
	St. James's Place plc	21,598	284
	IMI plc	19,636	268
	Abcam plc	30,390	257
	Centrica plc	71,680	234
	Northgate plc	37,787	219
			258,507
United States (48.8%)
Consumer Discretionary (6.4%)
*	Amazon.com Inc.	104,267	61,897
	Royal Caribbean Cruises Ltd.	590,794	48,534
*	CarMax Inc.	409,012	20,901
	Comcast Corp. Class A	316,627	19,340
	McDonald's Corp.	134,770	16,938
	Omnicom Group Inc.	196,962	16,393
*,^	Tesla Motors Inc.	54,373	12,493
	Harley-Davidson Inc.	219,409	11,262
*	TripAdvisor Inc.	156,343	10,397
	Time Warner Inc.	133,822	9,709
*	Michael Kors Holdings Ltd.	112,480	6,407
	Cooper Tire & Rubber Co.	169,976	6,293
	Abercrombie & Fitch Co.	172,610	5,444

10

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

			Market
			Value
		Shares	($000)
	Gannett Co. Inc.	355,509	5,382
*	AutoZone Inc.	6,136	4,889
	Children's Place Inc.	46,235	3,859
*	Smith & Wesson Holding Corp.	102,221	2,721
	Williams-Sonoma Inc.	46,588	2,550
	Wolverine World Wide Inc.	104,799	1,930
	TJX Cos. Inc.	12,253	960
	Big Lots Inc.	15,300	693
	Sturm Ruger & Co. Inc.	9,253	633
*	TravelCenters of America LLC	76,819	520
*	Carrols Restaurant Group Inc.	31,947	461
*	Regis Corp.	26,945	409
*	Vera Bradley Inc.	15,147	308
	Speedway Motorsports Inc.	14,086	279
*	Tenneco Inc.	5,314	274
*	Chuy's Holdings Inc.	8,622	268
*	Strayer Education Inc.	4,841	236
*	Ruby Tuesday Inc.	42,835	230
	Rocky Brands Inc.	14,203	181
	Capella Education Co.	490	26
*	Sun-Times Media Group Inc. Class A	130,959	—
			272,817
Consumer Staples (5.4%)
	Procter & Gamble Co.	599,034	49,307
	Colgate-Palmolive Co.	535,459	37,830
	PepsiCo Inc.	271,082	27,780
	Coca-Cola Co.	482,217	22,370
	Wal-Mart Stores Inc.	259,392	17,766
	Hershey Co.	171,849	15,826
*,^	Pilgrim's Pride Corp.	577,852	14,677
	Dean Foods Co.	411,841	7,133
	Estee Lauder Cos. Inc. Class A	72,344	6,823
	Mead Johnson Nutrition Co.	77,765	6,608
	Bunge Ltd.	95,741	5,426
	Costco Wholesale Corp.	34,175	5,385
	Sanderson Farms Inc.	56,671	5,111
	Altria Group Inc.	62,544	3,919
*	USANA Health Sciences Inc.	8,381	1,018
	Kraft Heinz Co.	8,695	683
*	Omega Protein Corp.	23,511	398
	John B Sanfilippo & Son Inc.	4,896	338
	SpartanNash Co.	9,284	281
*	National Beverage Corp.	6,224	263
			228,942
Energy (2.9%)
	Valero Energy Corp.	313,701	20,121
	PBF Energy Inc. Class A	494,608	16,421
	EOG Resources Inc.	219,720	15,947
	Apache Corp.	316,558	15,451
	Tesoro Corp.	169,188	14,552
	Western Refining Inc.	233,122	6,781
	Marathon Petroleum Corp.	168,872	6,279
	World Fuel Services Corp.	99,662	4,842
	Delek US Holdings Inc.	263,062	4,009
	National Oilwell Varco Inc.	115,526	3,593
	Superior Energy Services Inc.	265,305	3,552
	HollyFrontier Corp.	97,461	3,442
	CVR Energy Inc.	83,889	2,189
	Alon USA Energy Inc.	146,862	1,516
*	REX American Resources Corp.	20,076	1,114
	Noble Corp. plc	101,882	1,054
*	Renewable Energy Group Inc.	88,038	831
*	Par Pacific Holdings Inc.	40,293	756
	Atwood Oceanics Inc.	76,943	706

11

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

		Market
		Value
	Shares	($000)
* Exterran Corp.	15,974	247
Rowan Cos. plc Class A	3,015	49
		123,452
Financials (8.5%)
* Berkshire Hathaway Inc. Class B	270,638	38,398
* Markel Corp.	35,603	31,743
First Republic Bank	434,254	28,939
Moody's Corp.	294,954	28,481
TD Ameritrade Holding Corp.	794,464	25,049
US Bancorp	497,303	20,185
Travelers Cos. Inc.	170,454	19,894
Voya Financial Inc.	563,534	16,776
Wells Fargo & Co.	312,233	15,100
American Express Co.	245,098	15,049
Loews Corp.	311,891	11,933
* Alleghany Corp.	21,647	10,741
Chubb Ltd.	79,619	9,487
Aflac Inc.	149,028	9,410
Rayonier Inc.	325,425	8,031
Franklin Resources Inc.	182,300	7,119
CYS Investments Inc.	837,289	6,816
M&T Bank Corp.	58,573	6,502
Financial Engines Inc.	190,870	5,999
Willis Towers Watson plc	47,589	5,647
Leucadia National Corp.	301,500	4,875
* Howard Hughes Corp.	45,936	4,864
RenaissanceRe Holdings Ltd.	39,124	4,688
Endurance Specialty Holdings Ltd.	61,415	4,013
Hartford Financial Services Group Inc.	83,036	3,826
Weyerhaeuser Co.	114,957	3,561
JPMorgan Chase & Co.	58,236	3,449
T. Rowe Price Group Inc.	43,861	3,222
Validus Holdings Ltd.	65,461	3,089
American Equity Investment Life Holding Co.	66,202	1,112
American International Group Inc.	19,943	1,078
* INTL. FCStone Inc.	20,311	543
Goldman Sachs Group Inc.	3,125	491
Cash America International Inc.	11,539	446
GAIN Capital Holdings Inc.	34,802	228
Calamos Asset Management Inc. Class A	17,710	150
		360,934
Health Care (8.5%)
Anthem Inc.	376,549	52,337
Johnson & Johnson	324,072	35,065
* Waters Corp.	200,553	26,457
* Centene Corp.	301,056	18,536
* Charles River Laboratories International Inc.	236,357	17,949
* Myriad Genetics Inc.	470,740	17,620
* United Therapeutics Corp.	130,952	14,592
* Mettler-Toledo International Inc.	36,432	12,560
* PAREXEL International Corp.	194,233	12,184
Bruker Corp.	399,709	11,192
* VWR Corp.	394,253	10,668
* Prestige Brands Holdings Inc.	197,674	10,554
* Bio-Rad Laboratories Inc. Class A	76,183	10,416
* Mallinckrodt plc	162,378	9,950
* Seattle Genetics Inc.	279,918	9,822
* INC Research Holdings Inc. Class A	231,047	9,521
* Emergent BioSolutions Inc.	233,236	8,478
Abbott Laboratories	184,307	7,710
Merck & Co. Inc.	113,225	5,991
* PRA Health Sciences Inc.	132,812	5,679
Baxter International Inc.	132,272	5,434
* Alnylam Pharmaceuticals Inc.	85,961	5,396

12

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

		Market
		Value
	Shares	($000)
* Intuitive Surgical Inc.	8,519	5,120
* Varian Medical Systems Inc.	60,483	4,840
* Magellan Health Inc.	61,505	4,178
PDL BioPharma Inc.	1,043,258	3,474
* WellCare Health Plans Inc.	35,993	3,338
* LifePoint Health Inc.	43,744	3,029
* Amedisys Inc.	53,584	2,590
* Five Prime Therapeutics Inc.	59,216	2,406
* Molina Healthcare Inc.	30,330	1,956
* Luminex Corp.	89,233	1,731
* Enanta Pharmaceuticals Inc.	54,840	1,611
* Cambrex Corp.	32,835	1,445
* Sucampo Pharmaceuticals Inc. Class A	121,534	1,328
* Genomic Health Inc.	42,719	1,058
* NewLink Genetics Corp.	53,566	975
* Orthofix International NV	18,593	772
* Spectrum Pharmaceuticals Inc.	113,928	725
* Supernus Pharmaceuticals Inc.	47,057	718
* Triple-S Management Corp. Class B	28,538	709
* Cytokinetics Inc.	78,250	552
Quality Systems Inc.	33,783	515
* Lannett Co. Inc.	23,656	424
* Fluidigm Corp.	43,009	347
Computer Programs & Systems Inc.	6,408	334
* BioSpecifics Technologies Corp.	9,084	316
Chemed Corp.	2,184	296
Invacare Corp.	22,293	294
Phibro Animal Health Corp. Class A	10,840	293
* Heska Corp.	9,672	276
* Amphastar Pharmaceuticals Inc.	19,837	238
* SurModics Inc.	11,690	215
* Applied Genetic Technologies Corp.	15,032	210
* Cross Country Healthcare Inc.	16,734	195
* Five Star Quality Care Inc.	40,229	92
* Symmetry Surgical Inc.	8,121	80
* Alliance HealthCare Services Inc.	6,889	49
		364,840
Industrials (4.5%)
Alaska Air Group Inc.	271,581	22,275
* JetBlue Airways Corp.	834,005	17,614
CH Robinson Worldwide Inc.	207,904	15,433
* Hawaiian Holdings Inc.	292,703	13,813
Lincoln Electric Holdings Inc.	225,654	13,217
* Stericycle Inc.	75,283	9,500
3M Co.	55,889	9,313
* NOW Inc.	469,553	8,320
Emerson Electric Co.	152,438	8,290
* Kirby Corp.	133,748	8,064
United Technologies Corp.	62,267	6,233
Wabtec Corp.	75,022	5,948
Union Pacific Corp.	69,700	5,545
* Clean Harbors Inc.	100,014	4,935
Comfort Systems USA Inc.	129,868	4,126
Southwest Airlines Co.	91,607	4,104
MSC Industrial Direct Co. Inc. Class A	52,616	4,015
* Atlas Air Worldwide Holdings Inc.	75,470	3,190
Expeditors International of Washington Inc.	65,008	3,173
Universal Forest Products Inc.	35,414	3,039
* Quanta Services Inc.	129,676	2,925
Insperity Inc.	51,346	2,656
BWX Technologies Inc.	54,985	1,845
Herman Miller Inc.	59,040	1,824
United Parcel Service Inc. Class B	15,069	1,589
* MRC Global Inc.	118,321	1,555

13

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

			Market
			Value
		Shares	($000)
	Fastenal Co.	28,643	1,403
	PACCAR Inc.	24,600	1,345
*	American Woodmark Corp.	17,384	1,297
	Insteel Industries Inc.	32,183	984
	SkyWest Inc.	42,694	853
*	Wabash National Corp.	56,116	741
	Brady Corp. Class A	24,692	663
*	RPX Corp.	53,302	600
	Briggs & Stratton Corp.	24,844	594
	Kimball International Inc. Class B	48,535	551
	Global Brass & Copper Holdings Inc.	16,817	420
*	Vectrus Inc.	13,793	314
	Heidrick & Struggles International Inc.	13,045	309
*	Titan Machinery Inc.	22,144	256
	Ennis Inc.	13,055	255
*	Ducommun Inc.	12,486	190
			193,316
Information Technology (9.9%)
*	Alphabet Inc. Class C	53,332	39,730
	Visa Inc. Class A	279,016	21,339
	Linear Technology Corp.	449,606	20,034
	MasterCard Inc. Class A	199,029	18,808
*	Facebook Inc. Class A	156,015	17,801
	Oracle Corp.	410,855	16,808
	Xerox Corp.	1,432,669	15,989
	Teradyne Inc.	681,072	14,704
	Computer Sciences Corp.	421,523	14,496
	Xilinx Inc.	298,870	14,175
	Texas Instruments Inc.	231,321	13,283
*	eBay Inc.	498,232	11,888
	Dolby Laboratories Inc. Class A	257,922	11,209
	CSRA Inc.	411,755	11,076
	Intel Corp.	337,929	10,932
	Convergys Corp.	374,533	10,401
	Accenture plc Class A	78,943	9,110
	Analog Devices Inc.	148,882	8,812
	QUALCOMM Inc.	170,876	8,739
	Leidos Holdings Inc.	164,675	8,286
*	Tech Data Corp.	107,624	8,262
	Microsoft Corp.	145,544	8,038
	Jabil Circuit Inc.	386,197	7,442
	NVIDIA Corp.	207,505	7,393
	Amdocs Ltd.	121,343	7,332
	FLIR Systems Inc.	208,843	6,881
*	PayPal Holdings Inc.	176,362	6,808
*,^	GrubHub Inc.	245,647	6,173
*	MicroStrategy Inc. Class A	32,632	5,865
*	Alphabet Inc. Class A	7,590	5,790
	DST Systems Inc.	50,957	5,746
	Paychex Inc.	86,921	4,695
	SYNNEX Corp.	45,460	4,209
	CSG Systems International Inc.	88,150	3,981
	Automatic Data Processing Inc.	40,201	3,606
*	Manhattan Associates Inc.	61,168	3,479
*	Sanmina Corp.	146,218	3,419
*	Rackspace Hosting Inc.	153,765	3,320
*,^	Zillow Group Inc.	135,812	3,223
	Intuit Inc.	27,222	2,831
	ManTech International Corp. Class A	67,194	2,150
*,^	Zillow Group Inc. Class A	67,906	1,735
*	LogMeIn Inc.	33,428	1,687
*	Sykes Enterprises Inc.	54,007	1,630
*	NETGEAR Inc.	40,175	1,622
	Ingram Micro Inc.	36,237	1,301

14

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016

					Market
					Value
				Shares	($000)
*	Insight Enterprises Inc.			43,008	1,232
	EarthLink Holdings Corp.			149,361	847
*	Benchmark Electronics Inc.			31,619	729
*	CACI International Inc. Class A			6,142	655
*	Net 1 UEPS Technologies Inc.			60,242	554
*	Amkor Technology Inc.			93,211	549
*	DHI Group Inc.			65,894	532
*	Genpact Ltd.			16,510	449
*	Kimball Electronics Inc.			36,401	407
	TeleTech Holdings Inc.			12,295	341
*	QLogic Corp.			25,328	340
*	Gigamon Inc.			10,410	323
*	United Online Inc.			25,472	294
*	Photronics Inc.			26,408	275
*	RetailMeNot Inc.			28,413	228
*	Finisar Corp.			12,203	223
	Hackett Group Inc.			3,100	47
*	Cray Inc.			389	16
					424,279
Materials (1.8%)
	Praxair Inc.			269,045	30,792
	Martin Marietta Materials Inc.			114,538	18,270
	Monsanto Co.			183,846	16,131
*	Axalta Coating Systems Ltd.			123,648	3,610
*	Chemtura Corp.			107,007	2,825
	PPG Industries Inc.			25,155	2,805
	Stepan Co.			20,180	1,116
	Mercer International Inc.			57,584	544
	KMG Chemicals Inc.			10,096	233
					76,326
Other (0.0%)
*	Washington Mutual Inc. Escrow			166,300	—

Telecommunication Services (0.9%)
	AT&T Inc.			762,215	29,856
	CenturyLink Inc.			239,863	7,666
	Telephone & Data Systems Inc.			12,682	382
	Atlantic Tele-Network Inc.			4,940	375
*	United States Cellular Corp.			6,775	309
	IDT Corp. Class B			13,786	215
					38,803
					2,083,709
Total Common Stocks (Cost $3,732,846)					4,120,760

		Coupon
Temporary Cash Investments (4.0%)[1]
Money Market Fund (3.8%)
4,5	Vanguard Market Liquidity Fund	0.495%		164,325,710	164,326

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.2%)
6,7	Federal Home Loan Bank Discount Notes	0.250%	4/15/16	3,000	3,000
6,7	Federal Home Loan Bank Discount Notes	0.411%	6/2/16	1,000	999
6,7	Federal Home Loan Bank Discount Notes	0.476%	8/12/16	2,000	1,997
7	United States Treasury Note/Bond	0.375%	5/31/16	2,000	2,000
					7,996
Total Temporary Cash Investments (Cost $172,322)					172,322

15

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2016
Total Investments (100.5%) (Cost $3,905,168)	4,293,082
Other Assets and Liabilities—Net (-0.5%)[5]	(21,213)
Net Assets (100%)	4,271,869

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $34,594,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.3% and 2.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate value of these securities was $3,256,000, representing 0.1% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $37,132,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $4,799,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

16

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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA1292 052016

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2016

VANGUARD HORIZON FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 18, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.